                                 SUPPLEMENTARY BOND TERMS NOTICE:
                                 SMHL GLOBAL FUND NO. 7 -
                                 CLASS A NOTES AND CLASS B NOTES

                                 PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                 ABN 86 000 431 827

                                 PERPETUAL TRUSTEE COMPANY LIMITED
                                 ABN 42 000 001 007

                                 THE BANK OF NEW YORK

                                 and

                                 ME PORTFOLIO MANAGEMENT LIMITED
                                 ABN 79 005 964 134

                                 [FREEHILLS LOGO]

                                 MLC Centre Martin Place Sydney New South Wales
                                 2000 Australia Telephone +61 2 9225 5000
                                 Facsimile +61 2 9322 4000 www.freehills.com DX
                                 361 Sydney

                                 SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI
                                 MINH CITY SINGAPORE Correspondent Offices
                                 JAKARTA KUALA LUMPUR

                                 Reference PJSR:TEL:25E

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TABLE OF CONTENTS
Clause                                                                     Page

1   FUNCTION                                                                 1

2   DEFINITIONS AND INTERPRETATION                                           1

    2.1      Definitions                                                     1
    2.2      Incorporation of Master Trust Deed Definitions                 17
    2.3      Interpretation                                                 17
    2.4      Payments                                                       17

3   NOTES                                                                   18

    3.1      Conditions of Notes                                            18
    3.2      Issue of Notes                                                 18
    3.3      Trustee's covenant to Noteholders and the Note Trustee         19
    3.4      Final redemption                                               19
    3.5      Period during which interest accrues                           19
    3.6      Calculation of interest                                        20
    3.7      Aggregate receipts                                             21
    3.8      Application of Principal Repayment Pool                        21
    3.9      Repayment of Principal                                         21
    3.10     Final Maturity Date                                            21
    3.11     Reduction in Principal balance                                 21
    3.12     Cancellation on repayment                                      21
    3.13     Payments into Euro Account                                     21
    3.14     Payments out of Euro Account                                   22
    3.15     Payments into US$ Account                                      22
    3.16     Payments out of US$ Account                                    22
    3.17     Rounding of amounts                                            22
    3.18     Prescription                                                   22
    3.19     Replacement of Currency Swap                                   22
    3.20     Realised Losses on Mortgages                                   24

4   NOTES CALLABLE AT OPTION OF TRUSTEE                                     24

    4.1      Call - Class A Notes                                           24
    4.2      Tax event                                                      25
    4.3      Call - Class B Notes                                           26

5   CASH-COLLATERAL                                                         26

    5.1      Cash Collateral Account                                        26
    5.2      Initial Cash Collateral and Liquidity Notes                    26
    5.3      Investment of Cash Collateral                                  26
    5.4      Use of Cash Collateral                                         27
    5.5      Surplus Cash Collateral                                        27

6   DISTRIBUTION OF COLLECTIONS                                             27

    6.1      Distribution of Interest Collections                           27
    6.2      Distribution of Principal Collections                          29

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

    6.3      Rights of Liquidity Noteholder                                 30
    6.4      Funding Loan Redraw Facilities                                 30
    6.5      Funding Top-up Loans                                           31
    6.6      Payment of Charge Offs                                         31

7   SUBSTITUTION OF MORTGAGES                                               31

    7.1      Purchase of Substitute Mortgages                               31

8   NOTIFICATIONS OF CALCULATIONS                                           32

9   AMENDMENTS TO MASTER TRUST DEED                                         33

10  RATING AGENCY REQUIREMENTS                                              42

    10.1     Designated Rating Agencies                                     42
    10.2     Designated Ratings                                             42
    10.3     Minimum Rating Requirements                                    42
    10.4     Banks                                                          43
    10.5     Notifications to Designated Rating Agencies                    43
    10.6     No other Requirements                                          43
    10.7     Loan Facilities                                                43
    10.8     Top-up Loans                                                   43

11  THRESHOLD RATE                                                          44

12  BENEFICIARIES                                                           45

13  NOTE TRUSTEE                                                            46

    13.1     Capacity                                                       46
    13.2     Exercise of rights                                             46
    13.3     Representation and warranty                                    46
    13.4     Payments                                                       46

14  SECURITY TRUST DEED                                                     46

15  MISCELLANEOUS                                                           46

    15.1     Banking Day                                                    46
    15.2     Provisions of the Master Trust Deed to Apply Other Than as
                Set Out Herein                                              47
    15.3     Limitation of Liability                                        47
    15.4     Aggregate Outstanding Principal Balance of Notes               47
    15.5     Attorney                                                       47

16  PRIVACY                                                                 47

SCHEDULE 1                                                                   1

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

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SUPPLEMENTARY BOND TERMS NOTICE SMHL GLOBAL FUND NO. 7
CLASS A NOTES AND CLASS B NOTES

TO:      PERPETUAL TRUSTEES AUSTRALIA LIMITED
         ABN 86 000 431 827
         as trustee of the SMHL Global Fund No. 7
         (TRUSTEE)

FROM:    ME PORTFOLIO MANAGEMENT LIMITED
         ABN 79 005 964 134
         (MANAGER)

--------------------------------------------------------------------------------
1    FUNCTION

         This Supplementary Bond Terms Notice:

         (a) accompanies a Securitisation Fund Bond Issue Direction dated
             [INSERT DATE], as the same may be amended from time to time, in relation to a proposed issue of Notes by the Trustee;

         (b) sets out the Supplementary Bond Terms for the classes of Notes named in the Direction as "Class A1 Notes", "Class A2 Notes" and
             "Class B Notes"; and

         (c) shall be entered into the Register by the Trustee pursuant to clause 23.1(f) of the Master Trust Deed.

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2    DEFINITIONS AND INTERPRETATION

     2.1  DEFINITIONS

          In this Supplementary Bond Terms Notice (including clause 1) and in respect of the Securitisation Fund and the Master Trust Deed the
          following definitions apply, unless the context indicates a contrary intention:

          A$ CLASS A INTEREST AMOUNT means, for any Payment Date in relation to a Confirmation for Class A Notes, the amount in Australian dollars which is calculated:

          (a)  on a daily basis at the applicable rate set out in that
               Confirmation (being AUD-BBR-BBSW, as defined in the ISDA
               Definitions, as at the first day of the Interest Period ending on
               (but excluding) that Payment Date with a designated maturity of
               90 days (or in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by
               reference to the duration of that first Interest Period) plus the relevant Spread);

          (b)  on the A$ Equivalent of the aggregate of the Invested Amount of those Class A Notes as at the first day of the Interest Period ending on (but excluding) that Payment Date; and

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (c)  on the basis of the actual number of days in that Interest Period and a year of 365 days.

          A$ EQUIVALENT means:

          (a)  in relation to an amount denominated or to be denominated in US$, the amount converted to (and denominated in) A$ at the A$
               Exchange Rate;

          (b)  in relation to an amount denominated or to be denominated in
               (euro), the amounts converted to (AND denominated in) A$ at the
               A$ Exchange Rate; or

          (c)  in relation to an amount denominated in A$, the amount of A$.

          A$ EXCHANGE RATE means, on any date:

          (a)  in respect of (euro) - the rate of exchange (set as at the commencement of the Euro Currency SWAP) applicable under the Euro
               Currency Swap for the exchange of Euros for Dollars; and

          (b)  in respect of US$ - the rate of exchange (set as at the commencement of the US Currency Swap) applicable under the US
               Currency Swap for the exchange of United States Dollars for
               Dollars.

          AUTHORISED SIGNATORY means:

          (a)  in relation to the Note Trustee, any duly authorised officer of the Note Trustee and any other duly authorised person of the Note
               Trustee;

          (b)  in relation to the Principal Paying Agent, any duly authorised officer of the Principal Paying Agent and any other duly
               authorised person of the Principal Paying Agent; and

          (c)  in relation to the Calculation Agent, any duly authorised officer of the Calculation Agent and any other duly authorised person of the Calculation Agent.

          BANK means:

          (a)  for the purposes of paragraph (a) of the definition of Banking
               Day and the definition of US$ Account and Euro Account:

               (1)  a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a
                    corporation formed or incorporated under any Act of the
                    Parliament of an Australian Jurisdiction to carry on the
                    general business of banking;

               (2)  a person authorised under the Banking Act 1987 (UK) to carry on a deposit taking business; or

               (3)  a banking institution or trust company organised or doing business under the laws of the United States of America or any of its states; and

          (b)  in any other case, a corporation authorised under the Banking Act
               1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          BANKING DAY means:

          (a)  in relation to the Note Trust Deed, any Class A Note (including any Condition), and any payment of US$ under the US Currency Swap or (euro) under the Euro Currency Swap and THE definition of
               "Cut-Off" in this clause 2.1, any day, other than a Saturday,
               Sunday or public holiday, on which Banks are open for business in
               London, Sydney, Melbourne and New York and which is a TARGET
               Settlement Day;

          (b)  in relation to any Class B Note, any other Transaction Document and any payments of A$, any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in Sydney and Melbourne.

          BENCHMARK RATE in relation to an Interest Period means the rate expressed as a percentage per annum calculated by taking the rates appearing on the Reuters Screen page BBSW at approximately 10.10 am
          Sydney time on (subject to this definition) the first Banking Day of that Interest Period for each Bank so quoting (being no fewer than 5)
          as being the mean buying and selling rate for a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen page BBSW and having a tenor closest to the term of that Interest
          Period, eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to 4 decimal places. If fewer than 5
          Banks quote on the Reuters Screen page BBSW the Benchmark Rate for that Interest Period shall be calculated as above by taking the rates otherwise quoted by 5 Banks or 5 institutions otherwise authorised to quote rates on the Reuters Screen page BBSW at or about 10.10 am
          (Sydney time) for a bill of exchange having a tenor closest to the term of that Interest Period, on application by the Manager for such a bill of the same tenor. If a rate cannot be determined in accordance with the foregoing procedures, then the Benchmark Rate shall mean such rate as is specified in good faith by the Manager at or around that time on that date, having regard, to the extent possible, to comparable indices then available as to the rates otherwise bid and offered for such bills of that tenor around that time.

          BENEFICIARIES means, in relation to the Fund, the Capital Beneficiary and the Income Beneficiary.

          BOND ISSUE DIRECTION means the Securitisation Fund Bond Issue
          Direction referred to in clause 1(a).

          BOOK-ENTRY NOTE means:

          (a)  a Class A1 Book Entry Note; or

          (b)  a Class A2 Book Entry Note.

          CALCULATION AGENT has the same meaning as in the Note Trust Deed.

          CALCULATION PERIOD means in relation to a Payment Date:

          (a)  in relation to a first Calculation Period:

               (1)  with respect of the principal under the Loans secured by
                    Mortgages comprised in Assets of the Securitisation Fund,
                    the period from and including the Cut-Off Date until the
                    close of business on the first Cut-Off; and

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               (2)  with respect of all other amounts received or applied by the
                    Trustee, the period from and including the Closing Date
                    until the close of business on the first Cut-Off;

          (b)  in relation to the last Calculation Period, from but excluding the last day of the prior Calculation Period to and including the day on which all amounts due on the Notes are redeemed in full;
               and

          (c)  in relation to any other period, each period commencing immediately after one Cut-Off and ending at the next Cut-Off.

          CAPITAL BENEFICIARY means Origination Capital Pty Limited ABN 37 106
          421 765.

          CARRY OVER CLASS A CHARGE OFFS means, at any Cut-Off, in relation to a
          Class A Note, the aggregate of Class A Charge Offs in relation to that
          Class A Note prior to that Cut-Off which have not been reinstated
          under clauses 6.1(k) or 6.1(l).

          CARRY OVER CLASS B CHARGE OFFS means, at any Cut-Off, in relation to a
          Class B Note, the aggregate of Class B Charge Offs in relation to that
          Class B Note prior to that Cut-Off which have not been reinstated
          under clause 6.1(m).

          CARRY OVER REDRAW CHARGE OFFS means, at any Cut-Off, in relation to a
          Redraw Funding Facility, the aggregate Redraw Charge Offs in relation to that Redraw Funding Facility prior to that Cut-Off which have not been reinstated under clauses 6.1(k) or 6.1(l).

          CARRY OVER TOP-UP CHARGE OFFS means, at any Cut-Off, in relation to a
          Top-up Funding Facility, the aggregate Top-up Charge Offs in relation to that Top-up Funding Facility prior to that Cut-Off which have not been reinstated under clauses 6.1(k) or 6.1(l).

          CASH COLLATERAL means, at any time, the balance of the Cash Collateral
          Account at that time.

          CASH COLLATERAL ACCOUNT means the ledger account established and maintained by the Manager in accordance with clause 5.

          CHARGED PROPERTY has the same meaning as in the Security Trust Deed.

          CLASS includes each class constituted by the Class A Notes and the
          Class B Notes.

          CLASS A CHARGE OFFS means, in relation to a Class A Note, the amount of any reduction in the Outstanding Principal Balance of that Class A
          Note under clause 3.20(b).

          CLASS A INTEREST means all interest accrued on the Class A Notes in respect of an Interest Period in accordance with clause 3.6.

          CLASS A NOTE means a Class A1 Note or a Class A2 Note.

          CLASS A1 BOOK ENTRY NOTE means a book-entry note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note
          Trust Deed representing Class A1 Notes and substantially in the form of part A of schedule 1 to the Note Trust Deed.

          CLASS A1 DEFINITIVE NOTE means a note in definitive form (which must be in registered form) issued or to be issued in respect of any Class
          A1 Note under, and in the circumstances specified in, clause 3.3 of the Note Trust Deed, and includes any replacement for a Class A1
          Definitive Note issued under Condition 11.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          CLASS A1 NOTE means a Note issued as a Class A1 Note by the Trustee with the characteristics of a Class A1 Note under this Supplementary
          Bond Terms Notice and the Direction and includes any relevant
          Book-Entry Note (or any part or interest in) and any relevant
          Definitive Note.

          CLASS A2 BOOK ENTRY NOTE means a:

          (a)  Temporary Class A2 Global Note; or

          (b)  Permanent Class A2 Global Note.

          CLASS A2 DEFINITIVE NOTE means a note in definitive form (which must be in registered form) issued or to be issued in respect of any Class
          A2 Note under, and in the circumstances specified in, clause 3.4 of the Note Trust Deed, and includes any replacement for a Class A2
          Definitive Note issued under Condition 11.

          CLASS A2 NOTE means a Note issued as a Class A2 Note by the Trustee with the characteristics of a Class A2 Note under this Supplementary
          Bond Terms Notice and the Direction and includes any relevant
          Book-Entry Note (or any part or interest in) and any relevant
          Definitive Note.

          CLASS A NOTEHOLDER means a Noteholder of a Class A Note.

          CLASS A OUTSTANDING PRINCIPAL BALANCE means, in relation to a Class A
          Note, the Outstanding Principal Balance of the Class A Note.

          CLASS B CHARGE OFFS means in relation to a Class B Note, the amount of any reduction in the Outstanding Principal Balance of that Class B
          Note under clause 3.20(a).

          CLASS B INTEREST means all interest accrued on the Class B Notes in respect of an Interest Period in accordance with clause 3.6.

          CLASS B NOTE means a Note issued as a Class B Note by the Trustee with the characteristics of a Class B Note under this Supplementary Bond
          Terms Notice and the Direction.

          CLASS B NOTEHOLDER means a Noteholder of a Class B Note.

          CLEARING AGENCY means:

          (a)  in relation to the Class A1 Notes, DTC, an organisation registered as a clearing agency pursuant to Section 17A of the
               Exchange Act and appointed by the Manager and the Trustee to hold
               Notes (directly or through a Common Depository); and

          (b)  in relation to the Class A2 Notes, Euroclear or Clearstream,
               Luxembourg (directly or through a Common Depository).

          CLOSING DATE means the Bond Issue Date in relation to the Notes and is, in relation to the Securitisation Fund, [16 September 2004] or such later date as may be agreed between the Trustee and the Manager.

          COLLECTIONS means, subject to clause 3.17, in relation to each
          Calculation Period, the aggregate of all moneys received by or on behalf of the Trustee or, in respect of amounts under clause 5.4 and clause 3(b)(1) of the Payment Funding Facility, which are to be applied towards Collections, in respect of the Securitisation Fund during that Calculation Period including:

          (a)  payments of interest, principal, fees and other amounts under the
               Loans;

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (b)  proceeds from the enforcement of the Loans;

          (c)  amounts received under the Relevant Mortgage Insurance Policies;

          (d)  amounts recovered from losses on Loans not previously received;

          (e)  amounts received from the Mortgage Manager for breaches of representations or undertakings which have not been designated by the Manager as Suspended Moneys;

          (f)  any interest income received during that Calculation Period in respect of Authorised Investments not being funds credited to the
               Cash Collateral Account or received under the Payment Funding
               Facility;

          (g)  any amounts received on termination of an Interest Hedge or
               Currency Swap following default by the Interest Hedge Provider or a Currency Swap Provider respectively; and

          (h)  amounts (if any) held as collateral against default under an
               Interest Hedge or Currency Swap following a default by the
               Interest Hedge Provider or a Currency Swap Provider respectively,

          but excluding:

          (i)  receipts (whether of an income nature or, upon sale or maturity, of a capital nature) in respect of Authorised Investments
               comprised in the Cash Collateral Account;

          (j)  receipts which the Trustee is obliged to pay to a Relevant
               Mortgage Insurer under a Relevant Mortgage Insurance Policy;

          (k)  receipts under any Redraw Funding Facility or Top-Up Funding
               Facility;

          (l)  receipts under or arising from any drawing under any Payment
               Funding Facility;

          (m)  to the extent that the Interest Hedge Provider has not defaulted under the relevant Interest Hedge, receipts from an Interest
               Hedge Provider which, as a consequence of a downgrade or
               withdrawal of the rating of the Interest Hedge Provider by a
               Designated Rating Agency, have been provided to the Trustee as collateral against default by the Interest Hedge Provider under the relevant Interest Hedge;

          (n)  to the extent that a Currency Swap Provider has not defaulted under the relevant Currency Swap, receipts from a Currency Swap
               Provider which, as a consequence of a downgrade or withdrawal of the rating of the Currency Swap Provider by a Designated Rating
               Agency, have been provided to the Trustee as collateral against default by the Currency Swap Provider under the relevant Currency
               Swap; and

          (o)  receipts that have been designated by the Manager as Suspended
               Moneys.

          COMMON DEPOSITORY means:

          (a)  in respect of Class A1 Notes, Cede & Co, as nominee for DTC, or any other common depository for any Clearing Agency in respect of the Class A1 Notes appointed from time to time to hold any Class
               A1 Book-Entry Note; and

          (b)  in respect of Class A2 Notes, The Bank of New York or its nominee, as nominee for Euroclear or Clearstream, Luxembourg, or any other common

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               depository for any Clearing Agency in respect of the Class A2
               Notes appointed from time to time to hold any Class A2 Book-Entry
               Note.

          CONDITIONS means:

          (a)  the Conditions for the Class A1 Notes in the form set out in part
               A of schedule 4 to the Note Trust Deed (but, so long as the Class
               A1 Notes are represented by Class A1 Book-Entry Notes, with the deletion of any provisions which are applicable only to the Class
               A1 Definitive Notes), as the same may from time to time be modified in accordance with this Supplementary Bond Terms Notice and the Note Trust Deed; and

          (b)  the Conditions for the Class A2 Notes in the form set out in part
               B of schedule 4 to the Note Trust Deed (but, so long as the Class
               A2 Notes are represented by Class A2 Book-Entry Notes, with the deletion of any provisions which are applicable only to the Class
               A2 Definitive Notes), as the same may from time to time be modified in accordance with this Supplementary Bond Terms Notice and the Note Trust Deed.

          Any reference in this Supplementary Bond Terms Notice to a particular numbered Condition shall be construed accordingly.

          CONFIRMATION means, in respect of a Currency Swap, any Confirmation
          (as defined in the Currency Swap).

          CORPORATIONS ACT means the Corporations Act 2001 (Cth).

          CSFB means Credit Suisse First Boston LLC.

          CSFBE means Credit Suisse First Boston (Europe) Limited.

          CURRENCY SWAP means the US Currency Swap and the Euro Currency Swap.

          CURRENCY SWAP PROVIDER means the US Currency Swap Provider and the
          Euro Currency Swap Provider.

          CUT-OFF means, in relation to a Payment Date, the close of business on the day which is 7 Banking Days before that Payment Date.

          CUT-OFF DATE means the close of business, 18 August 2004. DEFINITIVE
          NOTE means a:

          (a)  a Class A1 Definitive Note; or

          (b)  a Class A2 Definitive Note.

          DESIGNATED RATING AGENCY means, S&P or Moody's.

          DEUTSCHE BANK SECURITIES means Deutsche Bank Securities Inc.

          DIRECTION means the Securitisation Fund Bond Issue Direction referred to in clause 1(a).

          DTC means the Depository Trust Company.

          ENCUMBRANCE means an interest or power:

          (a)  reserved in or over an interest in any asset including, but not limited to, any retention of title; or

          (b)  created otherwise arising in or over any interest in any asset under a bill of sale, mortgage, change, lien, pledge, trust or power.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes but is not limited to, any agreement to grant or create any of the above.

          EURIBOR means, in relation to any Interest Period and any Class A2
          Note, the rate of interest determined by the Calculation Agent as follows:

          (a)  on the second Banking Day before the beginning of each Interest
               Period (each an INTEREST DETERMINATION DATE), the rate
               "EUR-EURIBOR-Telerate" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any
               Interest Period for three-month (or, in the case of the first
               Interest Period, the rate will be determined by linear
               interpolation calculated by reference to the duration of the first Interest Period) deposits in Euros which appears on the
               Telerate Page 248 as of 11:00 a.m., Brussels time, determined on the Interest Determination Date by the Calculation Agent;

          (b)  if such rate does not appear on the Telerate Page 248, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified "EUR-EURIBOR-Reference Banks"
               as the applicable Floating Rate Option under the ISDA
               Definitions. "EUR-EURIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in Euros are offered by the Reference
               Banks (being four major banks in the Euro-zone interbank market agreed to by the Calculation Agent and the Euro Currency Swap
               Provider) at approximately 11:00 a.m., Brussels time, on the
               Interest Determination Date to prime banks in the Euro-zone interbank market for a period of three months (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Interest Period) commencing on the first day of the
               Interest Period and in Representative Amount (as defined in the
               ISDA Definitions). The Calculation Agent will request the
               principal Euro-zone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in /the
               Euro-zone interbank market, selected by the Calculation Agent and the Euro Currency Swap Provider, at approximately 11:00 a.m.,
               Brussels time, on that Interest Determination Date for loans in
               Euros to leading European banks for a period of three months (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of the first Interest Period) commencing on the first day of the Interest Period and in a Representative Amount;

          (c)  if no such rates are available in the Euro-zone interbank market, then the rate for such Interest Period will be the most recently determined rate in accordance with this paragraph.

          In this definition of EURIBOR, Banking Day means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City and which is a TARGET Settlement Day.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          EURO and (EURO) means the single currency introduced at the third stage of the EuroPEAN Economic Monetary Union pursuant to the Treaty establishing the European Community as amended.

          EURO ACCOUNT means, in relation to the Fund, the Euro account of the
          Principal Paying Agent for the Fund or any other account opened and maintained outside Australia, of the Principal Paying Agent for the
          Fund so long as the Principal Paying Agent is a Bank which complies with clause 10.4(a).

          EURO CURRENCY SWAP means the master agreement dated on or about the date of this Supplementary Bond Terms Notice between the Trustee in its capacity as trustee of the Securitisation Fund, the Manager and the Euro Currency Swap Provider, on the terms of the ISDA Master
          Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement under which the Euro Currency Swap Provider agrees to pay certain amounts in
          (euro) to the Trustee or at THE Trustee's direction in exchange for certain amounts in A$ or any other Hedge or similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Notes.

          EURO CURRENCY SWAP PROVIDER means, initially, Australia and New
          Zealand Banking Group Limited and thereafter any other person who is or becomes party to a Euro Currency Swap.

          EURO EXCHANGE RATE means, on any date, the rate of exchange (set at the commencement of the Euro Currency Swap) applicable under the Euro
          Currency Swap for the exchange of Euros for Dollars.

          EXCHANGE ACT means the United States Securities Exchange Act of 1934.

          FINAL MATURITY DATE means in respect of each Class the earlier of:

          (a)  (1) (1) for Class A Notes - 9 March 2036; and

               (2)  for Class B Notes - 9 March 2036,

               in each case, the date specified is subject to adjustment in accordance with the Modified Following Business Day Convention;
               and

          (b)  the date declared by the Trustee at the direction of the Manager in accordance with clause 4.

          HEDGE in relation to the Fund includes any Interest Hedge and each
          Currency Swap.

          INCOME BENEFICIARY means ME Portfolio Management Limited ABN 79 005
          964 134.

          INITIAL PAYMENT FUNDING FACILITY means the Payment Funding Facility dated on or about the date of this Supplementary Bond Terms Notice.

          INTEREST means Class A Interest or Class B Interest.

          INTEREST COLLECTIONS means, in relation to a Calculation Period, all
          Collections for that Calculation Period other than Principal
          Collections.

          INTEREST HEDGE means each master agreement made between the Trustee and the Manager on one hand and the Interest Hedge Provider on the terms of the ISDA Master Agreement (with amendments thereto), each
          Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          interest rate risk arising from a Mortgage under which all or part of the interest payable is fixed.

          INTEREST HEDGE PROVIDER means, in relation to an Interest Hedge, the person who has entered into that Interest Hedge with the Trustee other than the Manager.

          INTEREST PERIOD means:

          (a)  in relation to the first Interest Period of a Note, the period commencing on (and including) the Closing Date and ending on (but excluding) the first Payment Date;

          (b)  in relation to the final Interest Period, the period commencing on (and including) the Payment Date prior to the day on which all amounts due on such Notes are redeemed in full in accordance with the Transaction Documents and ending on (but excluding) such day;
               but if the Outstanding Principal Balance of any Note on the due
               date for redemption is not zero and payment of principal due is improperly withheld or refused, the final Interest Period ends on the day on which:

               (1)  the monies in respect of that Note have been received by the
                    Note Trustee or the Principal Paying Agent and notice to
                    that effect has been given in accordance with the relevant
                    Condition; or

               (2)  the Outstanding Principal Balance of that Note has been reduced to zero provided that interest will thereafter begin to accrue from (and including) any date on which the
                    Invested Amount of the Notes becomes greater than zero; and

          (c)  in relation to each other Interest Period, each period commencing on (and including) a Payment Date and ending on (but excluding)
               the next Payment Date.

          INTEREST RATE means, in relation to:

          (a)  a Class A1 Note and an Interest Period, LIBOR in relation to that
               Interest Period;

          (b)  a Class A2 Note and an Interest Period, EURIBOR in relation to that Interest Period;

          (c)  Class B Note and an Interest Period, the Benchmark Rate for that
               Interest Period,

          plus, in all cases, the relevant Margin for the relevant Note.

          INVESTED AMOUNT means at any time in relation to a Note, an amount equal to:

          (a)  the Original Principal Balance of the Note; minus

          (b)  all repayments of principal made in relation to the Note.

          IRISH PAYING AGENT means AIB/BNY Fund Management (Ireland) Limited or any successor as Irish Paying Agent under the Note Trust Deed.

          ISDA means the International Swaps and Derivatives Association, Inc.
          (formerly the International Swaps Dealers Association Inc).

          ISDA DEFINITIONS means the 2000 Definitions published by ISDA as amended from time to time.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          ISDA MASTER AGREEMENT means the June 1992 Multicurrency-Cross border edition of the Master Agreement published by ISDA, any schedule forming part of that Agreement and the relevant addenda to it.

          LEAD MANAGER means collectively:

          (a)  in respect of the Class A1 Notes, CSFB and Deutsche Bank
               Securities; and

          (b)  in respect of the Class A2 Notes, CSFBE and Deutsche Bank AG,
               London Branch.

          LIBOR means, in relation to any Interest Period and any Class A1 Note, the rate of interest determined by the Calculation Agent as follows:

          (a)  on the second Banking Day before the beginning of each Interest
               Period (each an INTEREST DETERMINATION DATE), the rate
               "USD-LIBOR-BBA" as the applicable Floating Rate Option under the
               ISDA Definitions being the rate applicable to any Interest Period for three-month (or in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of that first Interest Period) deposits in United States Dollars which appears on the Telerate Page 3750 as of 11.00 am, London time, determined on the Interest
               Determination Date by the Calculation Agent;

          (b)  if such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified "USD-LIBOR-Reference Banks"
               as the applicable Floating Rate Option under the ISDA
               Definitions. "USD-LIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US Dollars are offered by the Reference
               Banks (being four major banks in the London interbank market agreed to by the Calculation Agent and the US Currency Swap
               Provider) at approximately 11.00 am, London time, on the Interest
               Determination Date to prime banks in the London interbank market for a period of three months (or in the case of the first
               Interest Period, the rate will be determined by linear
               interpolation calculated by reference to the duration of that first Interest Period) commencing on the first day of the
               Interest Period and in a Representative Amount (as defined in the
               ISDA Definitions). The Calculation Agent will request the
               principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the
               arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Calculation Agent and the US Currency Swap Provider, at approximately 11.00 am, New
               York City time, on that Interest Determination Date for loans in
               US Dollars to leading European banks for a period of three months
               (or in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of that first Interest Period) commencing on the first day of the Interest Period and in a Representative Amount;

          (c)  if no such rates are available in New York City, then the rate for such Interest Period will be the most recently determined rate in accordance with this paragraph.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          In this definition of LIBOR, Banking Day means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City and which is a TARGET Settlement Day.

          LIQUIDITY NOTEHOLDER means initially, P.T. Limited and subsequently each person who is from time to time the holder of a Liquidity Note.

          LIQUIDITY NOTES means the liquidity notes issued by the Trustee to the
          Liquidity Noteholder in accordance with clauses 5.2(a) and 5.2(b).

          LIQUIDITY NOTES SUPPLEMENTARY BOND TERMS means the terms in respect of the Class named "SMHL Global Fund No. 7 - Liquidity Notes" set out in schedule 1.

          LOAN REDRAW FACILITY means, in relation to a Loan, any facility under which a Mortgagor may apply to redraw amounts under the Loan where the actual outstanding principal balance under the Loan is less than the scheduled principal balance of the Loan.

          LTV means, in relation to a Loan, the Outstanding Principal Balance of the Loan divided by the most recent market valuation held at the
          Cut-Off of the Land secured by the Mortgage securing that Loan.

          MANAGER means ME Portfolio Management Limited ABN 79 005 964 134.

          MARGIN means in respect of each Class:

          (a)  in respect of the Notes, up to but excluding 9 September 2010, the following percentage in respect of each Class:

               (1)  Class A1 Notes [#]% per annum;

               (2)  Class A2 Notes [#]% per annum; and

               (3)  Class B Notes [#]% per annum; and

          (b)  from and including 9 September 2010 the percentage per annum referred to in paragraph (a) plus the following percentage in respect of each Class:

               (1)  Class A1 Notes [#]% per annum;

               (2)  Class A2 Notes [#]% per annum; and

               (3)  Class B Notes 0.00% per annum.

          MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between the Trustee and the Manager and providing for the
          establishment of a series of separate trusts known collectively as the
          Superannuation Members' Home Loans Trusts, as amended and restated
          from time to time.

          MODIFIED FOLLOWING BUSINESS DAY CONVENTION has the meaning given to it in the ISDA Definitions.

          MORTGAGE TRANSFER PROPOSAL means a mortgage transfer proposal as that term is defined in the Master Trust Deed with such amendment as may be necessary to give effect to clause 7 of this deed.

          NOTE means a Bond being a Class A Note or a Class B Note referred to in this Supplementary Bond Terms Notice, and includes the Conditions relating to a Class A Note.

          NOTEHOLDER means, at any time, the person who:

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (a)  in relation to a Class B Note, is registered as the holder of that Note at that time;

          (b)  in relation to a Definitive Note, is the registered holder of that Note at that time; or

          (c)  in relation to a Note which is represented by a Book-Entry Note, unless the context requires otherwise, is noted on the Note
               Register as a noteholder.

          The words holder and holders shall (where appropriate) be construed accordingly.

          NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Class A Notes under the Note
          Trust Deed.

          NOTE REGISTRAR means The Bank of New York or any successor note registrar approved in writing by the Note Trustee and appointed under the Note Trust Deed.

          NOTE TRUST DEED means the deed so entitled dated on or about the date of this Supplementary Bond Terms Notice between The Bank of New York as Note Trustee, the Principal Paying Agent, the Irish Paying Agent,
          the Calculation Agent, the Note Registrar, the Trustee, the Manager
          and the Security Trustee.

          NOTE TRUSTEE means The Bank of New York or any successor Note Trustee appointed under the Note Trust Deed.

          ORIGINAL LTV means, in relation to a Loan, the Original Principal
          Balance of the Loan and the original amount advanced under any Top-up
          Loan made prior to the Cut-Off divided by the most recent market valuation (for the purposes of the relevant Top-up Loan) held at the
          Cut-Off of the Land secured by the Mortgage securing that Loan.

          ORIGINAL PRINCIPAL BALANCE means in relation to a Note, the initial
          Face Value of that Note.

          OUTSTANDING PRINCIPAL BALANCE means:

          (a)  at any time in relation to a Note, an amount equal to:

               (1)  the Original Principal Balance of the Note; minus

               (2)  all repayments of principal made in relation to that Note
                    (other than amounts applied under clauses 6.1(k), 6.1(l) or
                    6.1(m)); minus

               (3)  the Carry Over Class A Charge Offs or the Carry Over Class B
                    Charge Offs (if any and as the case requires) for the Note;
                    plus

               (4)  the amount to be applied, or available to be applied, under clauses 6.1(k), 6.1(l) or 6.1(m) (if any and as the case
                    requires) in reinstating the Outstanding Principal Balance of the Note; and

          (b)  at any time in relation to a Loan, the then outstanding principal under the Loan secured by the Mortgage.

          PAYING AGENT means, in respect of any Class A Notes, any person appointed as a Paying Agent under the Note Trust Deed and includes the
          Principal Paying Agent and the Irish Paying Agent.

          PAYING OFFICE in respect of any Class A Notes has the same meaning as in the Note Trust Deed.

          PAYMENT DATE means:

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (a)  in respect of Class A1 Notes, the ninth day of each March, June,
               September and December (New York time) after the Closing Date;

          (b)  in respect of Class A2 Notes, the ninth day of each March, June,
               September and December (London time) after the Closing Date;

          (c)  in respect of Class B Notes, the ninth day of each March, June,
               September and December after the Closing Date,

          with the first Payment Date being 9 December 2004 and the last Payment
          Date being the Final Maturity Date, but, in each case if that day is not a Banking Day, the Payment Date shall be adjusted in accordance with the Modified Following Business Day Convention.

          PAYMENT FUNDING FACILITY means any facility provided to the Trustee to enable the Trustee to support or fund payments required or to be made by the Trustee in respect of any Enhancement or Interest Hedge or as otherwise provided in that facility and in a form approved by each
          Designated Rating Agency.

          PERMANENT CLASS A2 GLOBAL NOTE means a Class A2 Book-Entry Note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A2 Notes and substantially in the form of part C of schedule 1 of the Note Trust Deed.

          POOL means all of the Loans related to the Mortgages which comprise the Assets of the Securitisation Fund.

          PRINCIPAL COLLECTIONS means, in relation to a Calculation Period, the amount equal to the excess of the aggregate Unpaid Balance of the
          Loans secured by the Mortgages comprised in the Assets of the Fund as of the first day of that Calculation Period over the aggregate Unpaid
          Balance of the Loans secured by the Mortgages comprised in the Assets of the Fund as of the last day of that Calculation Period, plus in the case of the first Calculation Period only, an amount equal to:

          (a)  the aggregate Original Principal Balance of the Class A Notes and
               Class B Notes; minus

          (b)  the aggregate Unpaid Balance of the Loans secured by the
               Mortgages comprised in the Assets of the Fund as at the Bond
               Issue Date.

          PRINCIPAL ENTITLEMENT in relation to a Note for a Payment Date means the principal amount payable in respect of that Note on that Payment
          Date pursuant to clause 3.9.

          PRINCIPAL PAYING AGENT means The Bank of New York or any successor as
          Principal Paying Agent under the Note Trust Deed.

          PRINCIPAL REPAYMENT POOL means, on any Payment Date the amount required to be paid, and available for payment to, Noteholders in accordance with clause 6.2.

          REALISED LOSS means with respect to a Loan secured by the Mortgages comprised in the Assets of the Fund:

          (a)  the Outstanding Principal Balance of such Loan; minus

          (b)  the total amount recovered and recoverable under the Relevant
               Mortgage Insurance Policy; plus

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (c)  any damages or other amounts payable under or in respect of the
               Master Trust Deed, this Supplementary Bond Terms Notice or the
               Mortgage Origination and Management Agreement relating to such
               Loan.

          REDRAW CHARGE OFF means, in relation to a Redraw Funding Facility, the amount of reduction of the Redraw Principal Outstanding under clause
          3.20(b).

          REDRAW FUNDING FACILITY means any facility provided to the Trustee to enable the Trustee to fund payments under a Loan Redraw Facility.

          REDRAW PRINCIPAL OUTSTANDING means at any time in respect of a Redraw
          Funding Facility, an amount equal to:

          (a)  all principal drawings under the Redraw Funding Facility which have been used to fund a payment of principal under a Loan Redraw
               Facility; minus

          (b)  all repayments of principal in respect of such principal drawing;
               minus

          (c)  the Carry Over Redraw Charge Offs for the Redraw Funding
               Facility; plus

          (d)  the amount to be applied or available to be applied under clauses
               6.1(k), and 6.1(n) in repaying the Redraw Principal Outstanding under the Redraw Funding Facility.

          RELEVANT MORTGAGE INSURANCE POLICY means a Mortgage Insurance Policy issued to or held by the Trustee (in whole or in part) as trustee of the Securitisation Fund, or which covers Mortgages comprised in the
          Assets of the Securitisation Fund.

          RELEVANT MORTGAGE INSURER means a Mortgage Insurer under a Relevant
          Mortgage Insurance Policy.

          REQUIRED CASH COLLATERAL means, on a Payment Date, an amount equal to the higher of:

          (a)  0.25% of the aggregate Outstanding Principal Balance of the Loans secured by the Mortgages or such other amount as the Manager and the Designated Rating Agencies agree from time to time; and

          (b)  0.03% of the Total Original Principal Balance of the Notes or
               such other amount as the Manager and the Designated Rating
               Agencies agree from time to time,

          in each case disregarding payments and allocation of Realised Losses in respect of the Outstanding Principal Balance to be made on that
          Payment Date in accordance with clauses 3 and 6.

          SECURITIES ACT means the United States Securities Act of 1933, as amended.

          SECURITISATION FUND or FUND means the Securitisation Fund established under the Master Trust Deed known as SMHL Global Fund No. 7.

          SECURITY TRUST DEED means the deed so entitled dated 24 August 2004 between the Trustee, the Manager, the Note Trustee and the Security
          Trustee.

          SPREAD has the meaning given in:

          (a)  the Euro Currency Swap in respect of payments by the Trustee under the Euro Currency Swap; and

          (b)  the US Currency Swap in respect of payments by the trustee under the US Currency Swap.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          SUBSTITUTE MORTGAGES means any Mortgages purchased by the Trustee pursuant to clause 7.1(c).

          SURPLUS CASH COLLATERAL means, on any Payment Date, the amount by which the Cash Collateral exceeds the Required Cash Collateral.

          SUSPENDED MONEYS has the meaning given to it in clause 7.1(b).

          SUSPENSION DATE means the date which is 120 days after the issue of the Bond Issue Confirmation Certificate (as defined in the Mortgage
          Origination and Management Agreement).

          SWAP PROVIDER means, in relation to a Hedge, the counterparty which enters into that arrangement with the Trustee (other than the
          Manager).

          TARGET means the Trans-European Automated Real-time Gross Settlement
          Express Transfer system.

          TARGET SETTLEMENT DAY means any day on which TARGET is open.

          TEMPORARY CLASS A2 GLOBAL NOTE means a Class A2 Book-Entry Note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A2 Notes and substantially in the form of part B of schedule 1 of the Note Trust Deed.

          TOP-UP CHARGE OFF means, in relation to a Top-up Funding Facility, the amount of the reduction of the Top-up Principal Outstanding under clause 3.20(b)(3).

          TOP-UP FUNDING FACILITY means any facility provided to the Trustee to enable the Trustee to fund payments under a Top-up Loan.

          TOP-UP LOAN means, in relation to a Loan, any additional amount advanced under the Loan (other than under a Loan Redraw Facility) and secured by the Mortgage securing the Loan.

          TOP-UP PRINCIPAL OUTSTANDING means at any time in respect of a Top-up
          Funding Facility, an amount equal to:

          (a)  all principal drawings under the Top-Up Funding Facility which have been used to fund a payment under a Top-Up Loan; minus

          (b)  all repayments of principal in respect of such principal drawings; minus

          (c)  the Carry Over Top-Up Charge Offs for the Top-Up Funding
               Facility; plus

          (d)  the amount to be applied or available to be applied under clauses
               6.1(k) and 6.1(n) in repaying the Top-up Principal Outstanding under the Top-Up Funding Facility.

          TOTAL ORIGINAL PRINCIPAL BALANCE means, as the context requires, the aggregate Original Principal Balance of all Notes or a Class of Notes.

          TOTAL OUTSTANDING PRINCIPAL BALANCE means, at any time, the aggregate
          Outstanding Principal Balance at that time of all Notes or a Class of
          Notes.

          TRANSACTION has the meaning given to it under the relevant ISDA Master
          Agreement.

          TRANSACTION DOCUMENT means each Transaction Document (as defined in the Master Trust Deed) to the extent that it relates to the
          Securitisation Fund or the Notes.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          TRANSFER DATE has the meaning given to it in clause 10.9 of the Master
          Trust Deed.

          TRUSTEE means Perpetual Trustees Australia Limited, in its capacity as trustee of the Securitisation Fund.

          UNITED STATES DOLLARS, USD and US$ means the currency of the United
          States of America.

          UNPAID BALANCE means, at any time, an amount equal to:

          (a)  the aggregate initial Outstanding Principal Balance of Loans secured by Mortgages comprised in Assets of the Securitisation
               Fund; minus

          (b)  all repayments of principal in respect of such Loans which have not been redrawn.

          US$ ACCOUNT means, in relation to the Fund, the US$ account of the
          Principal Paying Agent for the Fund or any other account opened and maintained outside Australia, of the Principal Paying Agent for the
          Fund so long as the Principal Paying Agent is a Bank which complies with clause 10.4(a).

          US$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of the Currency Swap) applicable under the Currency
          Swap for the exchange of Dollars for United States Dollars.

          US CURRENCY SWAP means, each master agreement dated on or about the date of this Supplementary Bond Terms Notice between the Trustee in its capacity as trustee of the Securitisation Fund, the Manager and the US Currency Swap Provider, on the terms of the ISDA Master
          Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement under which the US Currency Swap Provider agrees to pay certain amounts in
          US$ to the Trustee or at the Trustee's direction in exchange for certain amounts in A$ or any other Hedge on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Notes.

          US CURRENCY SWAP PROVIDER means, initially, Australia and New Zealand
          Banking Group Limited and thereafter any other person who is or becomes a party to a US Currency Swap.

     2.2  INCORPORATION OF MASTER TRUST DEED DEFINITIONS

          Subject to clause 2.1, each expression used herein that is defined in the Master Trust Deed and is not defined herein shall have the same meaning herein as in the Master Trust Deed.

     2.3  INTERPRETATION

          The provisions of clause 1.2 of the Master Trust Deed shall be incorporated, mutatis mutandis, into this Supplementary Bond Terms
          Notice.

     2.4  PAYMENTS

          All payments of principal and interest:

          (a)  on the Class A1 Notes must be in United States Dollars;

          (b)  on the Class A2 Notes must be in Euro; and

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (c)  on the Class B Notes must be in Dollars.

     2.5  ACKNOWLEDGMENT

          The parties acknowledge that the matters contained in clauses 1 to 12
          (inclusive) and 15 of this Supplementary Bond Terms Notice result from decisions and directions of the Manager to the Trustee and not from directions or decisions made by the Note Trustee, the Principal Paying
          Agent, the Calculation Agent or the Note Registrar.

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3    NOTES

     3.1  CONDITIONS OF NOTES

          (a)  The conditions of the Class A Notes will be as set out in the
               Master Trust Deed as supplemented and amended by this
               Supplementary Bond Terms Notice, the Conditions and the Note
               Trust Deed.

          (b)  The conditions of the Class B Notes will be as set out in the
               Master Trust Deed, as supplemented and amended by this
               Supplementary Bond Terms Notice.

     3.2  ISSUE OF NOTES

          (a)  Class A Notes must be issued in amounts, or on terms, such that their offer for subscription and their issue will comply with the
               Note Trust Deed and otherwise in a way that does not require disclosure to investors under Part 6D.2 of the Corporations Act, and will comply with:

               (1)  the Financial Services and Markets Act 2000 (UK) and all
                    regulations made under or in relation to that Act and the
                    Public Offers of Securities Regulations 1995, as amended;
                    and

               (2)  the Securities Act, the Exchange Act, all regulations made under or in relation to them, and all other laws or
                    regulations of any jurisdiction of the United States of
                    America regulating the offer or issue of, or subscription
                    for, Class A Notes.

          (b)  Class B Notes must be issued in minimum parcels or subscriptions which have an aggregate Original Principal Balance of A$500,000,
               (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division 2 of Part 1.2 of the
               Corporations Act)) or otherwise in a way that does not require disclosure to investors under Part 6D.2 of the Corporations Act, and will comply with the Financial Services and Markets Act 2000
               (UK) and all regulations made under or in relation to that Act and the Public Offers of Securities Regulations 1995, as amended.

          (c)  No Class A2 Note or Class B Note has been or will be registered under the Securities Act and the Class A2 Notes and Class B Notes
               may not be offered or sold within the United States or to, or for the account of benefit of, US persons except in accordance with
               Regulation S under the Securities Act or pursuant to an exemption from the registration

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S of the Securities
               Act.

     3.3  TRUSTEE'S COVENANT TO NOTEHOLDERS AND THE NOTE TRUSTEE

          Subject to the terms of the Master Trust Deed and this Supplementary
          Bond Terms Notice, the Trustee:

          (a)  acknowledges its indebtedness in respect of the Invested Amount of each Note and interest thereon;

          (b)  covenants for the benefit of each Noteholder and the Note Trustee that it will (subject to receiving any directions required under and given in accordance with the Transaction Documents):

               (1)  make all payments on or in respect of the Notes held by that
                    Noteholder on the applicable Payment Date;

               (2)  comply with the terms of this Supplementary Bond Terms
                    Notice and the Transaction Documents to which it is a party;
                    and

               (3)  pay the Outstanding Principal Balance in relation to the
                    Notes held by that Noteholder on the Final Maturity Date and accrued and unpaid interest on the Invested Amount.

     3.4  FINAL REDEMPTION

          Each Note must be finally redeemed, and the obligations of the Trustee with respect to the payment of the Outstanding Principal Balance of that Note must be finally discharged, on the first to occur of:

          (a)  the date upon which the Invested Amount of that Note is reduced to zero;

          (b)  the date upon which the Note is redeemed under clause 4;

          (c)  the date upon which the relevant Noteholder renounces in writing all of its rights to any amounts payable under or in respect of that Note;

          (d)  the date on which all amounts received by the Note Trustee with respect to the enforcement of the Security Trust Deed are paid to the Principal Paying Agent and all amounts payable to the Class B
               Noteholders with respect to the enforcement of the Security Trust
               Deed are paid to the Class B Noteholders;

          (e)  the Payment Date immediately following the date on which the
               Trustee completes a sale and realisation of all Assets of the
               Fund in accordance with the Master Trust Deed and this
               Supplementary Bond Terms Notice; and

          (f)  the Final Maturity Date.

     3.5  PERIOD DURING WHICH INTEREST ACCRUES

          Each Note bears interest calculated and payable in arrears in accordance with this Supplementary Bond Terms Notice from the Closing
          Date to the date upon which that Note is finally redeemed under clause
          3.4.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

     3.6  CALCULATION OF INTEREST

          (a)  Subject to clause 3.6(b), interest payable on each Note in respect of each Interest Period is calculated as the product of:

               (1)  at the applicable Interest Rate;

               (2)  the Invested Amount of that Note as at the first day of that
                    Interest Period, after giving effect to any payments of
                    principal made with respect to such Note on such day; and

               (3)  a fraction, the numerator of which is the actual number of days in that Interest Period and the denominator of which is
                    365 days (in the case of Class B Notes) or 360 days (in the case of Class A1 Notes and Class A2 Notes).

          (b)  No interest will accrue on any Note for the period from and including:

               (1)  the date on which the Outstanding Principal Balance of that
                    Note is reduced to zero (provided that interest shall
                    thereafter begin to accrue from (and including) any date on which the Outstanding Principal Balance of that Note becomes greater than zero); or

               (2)  if the Outstanding Principal Balance of the Note on the due
                    date for redemption in full of the Note is not zero, unless payment of principal due is improperly withheld or refused, following which the Note will continue to earn interest on the Invested Amount of the Note at the rate from time to
                    time applicable to the Note until the later of:

                    (A)  the date on which the moneys in respect of that Note
                         have been received by the Note Trustee or the Principal
                         Paying Agent and notice to that effect is given in
                         accordance with the relevant Conditions; or

                    (B)  the date on which the Outstanding Principal Balance of that Note has been reduced to zero (provided that
                         interest shall thereafter begin to accrue from (and
                         including) any date on which the Outstanding Principal
                         Balance of that Note becomes greater than zero).

          (c)  If Interest is not paid in respect of a Note on the date when due and payable (other than because the due date is not a Banking
               Day) that unpaid Interest will itself bear interest at the
               Interest Rate applicable from time to time on that Note until the unpaid Interest, and interest on it, is available for payment and:

               (1)  in the case of the Class A Notes, notice of that
                    availability has been duly given in accordance with
                    Condition 12; or

               (2)  in the case of the Class B Notes, there is full satisfaction of those amounts, to be determined in accordance with the
                    Master Trust Deed (as amended in accordance with this
                    Supplementary Bond Terms Notice).

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

     3.7  AGGREGATE RECEIPTS

          (a)  Notwithstanding anything in clause 6.2, no Noteholder will be entitled to receive aggregate principal under any Note at any time in excess of the Invested Amount for that Note at that time.

          (b)  The Trustee, the Manager, the Note Trustee, the Security Trustee
               and the Paying Agents may treat the Noteholder as the absolute owner of that Note (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

     3.8  APPLICATION OF PRINCIPAL REPAYMENT POOL

          At all times prior to the making by the Security Trustee of a declaration in accordance with the Security Trust Deed that the charge created by the Security Trust Deed is immediately enforceable, the
          Principal Repayment Pool in relation to a Payment Date must be applied in or towards the repayment of principal on the Notes on that Payment
          Date in accordance with this clause 3 and clause 6 or the purchase of
          Substitute Mortgages in accordance with clause 7. Upon and after the making of such a declaration, the Notes will rank, and payments will be made in respect of the Notes, in accordance with the provisions of the Security Trust Deed and, in the case of the Class A Notes, the
          Note Trust Deed.

     3.9  REPAYMENT OF PRINCIPAL

          On each Payment Date, the Principal Repayment Pool must, subject to this clause 3 and clauses 6 and 7, be applied in or towards making repayments of principal on the Notes in accordance with clause 6 until the Invested Amount for each Note is reduced to zero.

     3.10 FINAL MATURITY DATE

          The Outstanding Principal Balance of each Note must be repaid in full on the Final Maturity Date.

     3.11 REDUCTION IN PRINCIPAL BALANCE

          Each payment of principal in respect of a Note under this clause 3 reduces the Invested Amount of that Note by the amount of that payment. The Trustee has no obligation to make any payment of principal under this clause 3 in respect of a Note in excess of the
          Invested Amount of that Note immediately prior to that payment being made.

     3.12 CANCELLATION ON REPAYMENT

          Upon the reduction of the Invested Amount of a Note to zero by repayment of principal in accordance with this clause 3 and payment of all the Interest Amounts (and other interest payments) in relation to that Note, that Note is cancelled.

     3.13 PAYMENTS INTO EURO ACCOUNT

          (a)  The Trustee must direct the Euro Currency Swap Provider to pay all amounts denominated in (EURO) payable to the Trustee by the
               Euro Currency

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               Swap Provider under the Euro Currency Swap into the Euro Account or to the Principal Paying Agent under the Note Trust Deed on behalf of the Trustee.

          (b)  If the Trustee or the Manager receives any amount denominated in
               (euro) from the Euro Currency SWAP Provider under the Euro
               Currency Swap they must promptly pay that amount to the credit of the Euro Account or to the Principal Paying Agent.

     3.14 PAYMENTS OUT OF EURO ACCOUNT

          On each Payment Date, the Trustee must, on the direction of the
          Manager, or must require that the Principal Paying Agent on its behalf, distribute from the Euro Account the relevant amounts of principal and interest due in respect of each Class A2 Note in accordance with the Note Trust Deed and in the order of priority in clauses 6.1 and 6.2.

     3.15 PAYMENTS INTO US$ ACCOUNT

          (a)  The Trustee must direct the US Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by the US
               Currency Swap Provider under the US Currency Swap into the US$
               Account or to the Principal Paying Agent under the Note Trust
               Deed on behalf of the Trustee.

          (b)  If the Trustee or the Manager receives any amount denominated in
               US$ from the US Currency Swap Provider under the US Currency Swap they must promptly pay that amount to the credit of the US$
               Account or to the Principal Paying Agent.

     3.16 PAYMENTS OUT OF US$ ACCOUNT

          On each Payment Date, the Trustee must, on the direction of the
          Manager, or must require that the Principal Paying Agent on its behalf, distribute from the US$ Account the relevant amounts of principal and interest due in respect of each Class A1 Note in accordance with the Note Trust Deed and in the order of priority in clauses 6.1 and 6.2.

     3.17 ROUNDING OF AMOUNTS

          In making the calculations required or contemplated by this clause 3, the Manager shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Supplementary Bond Terms Notice.

     3.18 PRESCRIPTION

          Despite any other provision of this Supplementary Bond Terms Notice and the Master Trust Deed, Condition 8 of the Class A Notes applies to all amounts payable in relation to any Class A Note.

     3.19 REPLACEMENT OF CURRENCY SWAP

          (a)  If a Currency Swap is terminated, the Trustee must at the direction of the Manager enter into one or more currency swaps which replace the

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               Currency Swap (collectively a REPLACEMENT CURRENCY SWAP) but only on the condition:

               (1)  that the relevant amount determined under section 6(e) of the ISDA Master Agreement for the Currency Swap (CURRENCY
                    SWAP TERMINATION AMOUNT), if any, which is payable by the
                    Trustee to the Currency Swap Provider on termination of the
                    Currency Swap will be paid in full when due in accordance
                    with this Supplementary Bond Terms Notice and the Currency
                    Swap;

               (2)  the ratings assigned to the Notes are not adversely
                    affected, which must be confirmed in writing by each
                    Designated Rating Agency;

               (3)  the liability of the Trustee under that Replacement Currency
                    Swap is limited to at least the same extent that its
                    liability is limited under the Currency Swap; and

               (4)  the terms of the Replacement Currency Swap are acceptable to the Trustee acting reasonably and taking into account the
                    interests of the Noteholders.

          (b)  If the conditions in clause 3.19(a) are satisfied, the Trustee must at the direction of the Manager enter into the Replacement
               Currency Swap and if it does so it must direct the provider of the Replacement Currency Swap to pay any upfront premium to enter into the Replacement Currency Swap due to the Trustee directly to the Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Currency Swap Termination
               Amount to the Currency Swap Provider as referred to in clause
               3.19(a). If the Currency Swap Termination Amount (if any) is
               payable by the Currency Swap Provider to the Trustee, the Trustee
               shall direct the Currency Swap Provider to pay such amount directly to the Replacement Currency Swap Provider in
               satisfaction and to the extent of any upfront premium to enter into the Replacement Currency Swap. Where the upfront premium payable upon entry into the Replacement Currency Swap is:

               (1)  payable by the Trustee to the Replacement Swap Provider, then the:

                    (A)  excess of the Currency Swap Termination Amount over the upfront premium will be included as Income Collection
                         for the relevant Calculation Period; and

                    (B)  excess of the upfront premium payable over the Currency
                         Swap Termination Amount will be satisfied by the
                         Trustee as an Expense; and

               (2)  payable by the Replacement Swap Provider to the Trustee, then the:

                    (A)  excess of the Currency Swap Termination Amount over the upfront premium will be satisfied by the Trustee as an
                         Expense; and

                    (B)  excess of the upfront premium over the Currency Swap
                         Termination Amount will be included as Income
                         Collection for the relevant Calculation Period.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

     3.20 REALISED LOSSES ON MORTGAGES

          On each Payment Date on which the Manager determines that the aggregate amount of Realised Losses for the related Calculation Period exceeds funds available on such Payment Date to reimburse such
          Realised Losses under clause 6.1 the Manager must do the following on and with effect from such Payment Date:

          (a)  reduce pro-rata as between themselves the Outstanding Principal
               Balance of the Class B Notes by the amount of that excess until the Outstanding Principal Balance of the Class B Notes is zero
               (CLASS B CHARGE OFFS); and

          (b)  if the Outstanding Principal Balance of the Class B Notes is zero and any amount of that excess has not been applied under clause
               3.20(a), reduce pro-rata and rateably as between the Class A
               Notes, the Redraw Funding Facilities and the Top-up Funding
               Facilities with respect to the balance of the deficiency:

               (1)  rateably as between each of the Class A Notes, the
                    Outstanding Principal Balance of the Class A Notes by the
                    amount of the remaining deficiency until the Outstanding
                    Principal Balance of the Class A Notes is zero (CLASS A
                    CHARGE OFFS);

               (2)  rateably as between each Redraw Funding Facility, the Redraw
                    Principal Outstanding of the Redraw Funding Facilities by
                    the amount of the remaining deficiency until the Redraw
                    Principal Outstanding under each Redraw Funding Facility is zero (REDRAW CHARGE OFFS); and

               (3)  rateably as between each Top-up Funding Facility, the Top-up
                    Principal Outstanding of the Top-up Funding Facilities by
                    the amount of the remaining deficiency until the Top-up
                    Principal Outstanding under each Top-up Funding Facility is zero (TOP-UP CHARGE OFFS).

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4    NOTES CALLABLE AT OPTION OF TRUSTEE

     4.1  CALL - CLASS A NOTES

          The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class A Noteholders, in the case of Class A Notes, in accordance with Condition 12, purchase or redeem all, but not some only, of the Class A Notes by repaying the Outstanding Principal
          Balance of those Class A Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Payment Date falling on or after the earlier of:

          (a)  the Payment Date on which the Outstanding Principal Balance of all Notes calculated and expressed in the A$ Equivalent is equal to or less than 10% of the Total Original Principal Balance calculated and expressed in the A$ Equivalent; and

          (b)  in the case of Class A Notes, the Payment Date falling on 9
               September 2010,

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          provided that:

          (c)  if the aggregate Outstanding Principal Balance of all Class A
               Notes on such date of redemption or repurchase has been reduced by Class A Charge Offs which have not been reinstated under clauses 6.1(k) and 6.1(l), the Noteholders owning at least 75% of the aggregate Invested Amount of the Class A Notes calculated and expressed in the A$ Equivalent must consent to such repurchase or redemption; and

          (d)  the Trustee will be in a position on such Payment Date to discharge (and the Manager so certifies to the Trustee and the
               Note Trustee upon which the Trustee and the Note Trustee will rely conclusively) all its liabilities in respect of the Notes
               (at their Outstanding Principal Balance) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the
               Notes were being enforced.

     4.2  TAX EVENT

          If the Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that either:

          (a)  on the next Payment Date the Trustee would be required to deduct or withhold from any payment of principal or interest in respect of the Notes, the Currency Swaps, the Payment Funding Facility,
               the Top-up Funding Facility or the Redraw Funding Facility any
               amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of
               Australia or any of its political sub-divisions or any of its authorities; or

          (b)  the total amount payable in respect of interest in relation to any of the Loans secured by the Mortgages comprised in the Assets of the Fund for a Calculation Period ceases to be receivable
               (whether or not actually received) by the Trustee during such
               Calculation Period (but this paragraph (b) does not apply to a failure by the Trustee to receive any interest in relation to any of the Loans merely by reason of the failure by any borrowers to pay that interest in breach of the relevant Loans),

          the Trustee must, when so directed by the Manager, at the Manager's option (provided that the Trustee will be in a position on such
          Payment Date to discharge (and the Manager will so certify to the
          Trustee and the Note Trustee) all its liabilities in respect of the
          Notes (at their Invested Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders in accordance with Condition 12, redeem all, but not some only, of the Notes at their then Invested Amounts together with accrued interest to (but excluding) the date of redemption on any subsequent Payment Date, provided that the Noteholders may by
          Extraordinary Resolution elect, and must notify the Trustee and the
          Manager not less than 21 days before the next Payment Date following the receipt of notice of such proposed redemption, that they do not require the Trustee to redeem the Notes.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

     4.3  CALL - CLASS B NOTES

          The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class B Noteholders, in the case of Class B Notes redeem all, but not some only, of the Class B Notes by repaying the Outstanding
          Principal Balance of those Class B Notes, together with accrued interest to (but excluding) the date of redemption, on:

          (a)  the date of redemption, repurchase or final repayment of the
               Class A Notes; or

          (b)  (if directed by the Manager) any Payment Date falling after such date.

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5    CASH-COLLATERAL

     5.1  CASH COLLATERAL ACCOUNT

          On the Closing Date the Manager must establish and at all times until the Outstanding Principal Balance of all Notes is reduced to zero maintain a ledger account in the accounting records maintained by it pursuant to the Master Trust Deed designated "SMHL Global Fund No. 7
          Cash Collateral Account".

     5.2  INITIAL CASH COLLATERAL AND LIQUIDITY NOTES

          On the Closing Date, the Trustee must, subject to the terms of the
          Master Trust Deed, and in accordance with the Bond Issue Direction:

          (a)  issue to the Liquidity Noteholder (as nominee on behalf of the
               Trustee in its capacity as trustee of the Fund known as the
               Superannuation Members' Home Loans Warehousing Trust 2004-1)
               liquidity notes (being Bonds as defined in the Master Trust Deed)
               having an initial Face Value of an amount equal to A$[#], being comprised in a Class named "SMHL Global Fund No. 7 - Liquidity
               Notes", and being on the terms set out in the Liquidity Notes
               Supplementary Bond Terms and the Master Trust Deed;

          (b)  in accordance with clauses 7.8(f) and 7.10 of the Master Trust
               Deed, hold an amount of the issue proceeds of the Notes equal to the Face Value of the Liquidity Notes as trustee of the
               Securitisation Fund; and

          (c)  credit that amount to the Cash Collateral Account.

     5.3  INVESTMENT OF CASH COLLATERAL

          Amounts credited to the Cash Collateral Account must be invested in
          Authorised Investments:

          (a)  which are rated "AAA" or "A-1+" by S&P and "Prime-1" or "Aaa" by
               Moody's, or such other rating as the Designated Rating Agency may approve from time to time;

          (b)  which mature (except in the case of call deposits with a Bank)
               not later than the day before the Payment Date immediately after the day on which they are made; and

          (c)  otherwise in accordance with the Master Trust Deed.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               Income from Authorised Investments comprised in the Cash
               Collateral does not constitute Collections, and must be credited to the Cash Collateral Account.

     5.4  USE OF CASH COLLATERAL

          If on any Payment Date, the Collections (other than Collections with respect to amounts applied from the Cash Collateral Account) for the relevant Calculation Period are less than the aggregate of the amounts referred to in paragraphs (a) - (f) of clause 6.1, the Manager must direct the Trustee to withdraw from the Cash Collateral Account the amount equal to the lesser of the amount of such deficiency and the
          Cash Collateral, which amount will then be applied to and become part of the Collections available for application on the relevant Payment
          Date in accordance with those paragraphs.

     5.5  SURPLUS CASH COLLATERAL

          If on any Payment Date after the making of all payments which the
          Trustee is obliged to make on that Payment Date there is Surplus Cash
          Collateral, the Trustee must (at the direction of the Manager) on that
          Payment Date apply the Surplus Cash Collateral in or towards payment to each Liquidity Noteholder of amounts payable under or in respect of the Liquidity Notes or interest payable in respect of the Liquidity
          Notes in accordance with the Liquidity Notes Supplementary Bond Terms.

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6    DISTRIBUTION OF COLLECTIONS

     6.1  DISTRIBUTION OF INTEREST COLLECTIONS

          Subject to the terms of the Security Trust Deed and these
          Supplementary Bond Terms, on each Payment Date (to the extent it has not already done so in accordance with this clause 6.1), the Trustee must apply the Interest Collections for the relevant Calculation
          Period as follows:

          (a)  first, in or toward payment of or allowance for Taxes in respect of the Securitisation Fund;

          (b)  secondly, pari passu and rateably in or toward payment of or allowance for the Trustee's Fee, the Manager's Fee and any
               Expenses (other than the Expenses referred to below in this clause 6.1) in respect of the Securitisation Fund;

          (c)  thirdly, without duplication, in or toward any amounts payable under clause 6.1(d) on any previous Payment Date, if there had been sufficient Interest Collections, which have not been paid by the Trustee together with accrued interest thereon which in the case of a Note must be at the Interest Rate applicable to the relevant Note;

          (d)  fourthly, pari passu and rateably, in or toward payment of any interest due under any Redraw Funding Facility or Top-up Funding
               Facility and in and toward payment to the Euro Currency Swap
               Provider and US Currency Swap Provider, in or toward payment of the A$ Class A Interest Amount payable under the Confirmation at that Payment Date which is thereafter to be applied to payment of interest on the Class A Notes;

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (e)  fifthly, without duplication, in or toward any amounts payable under clause 6.1(f) on any previous Payment Date, if there had been sufficient Interest Collections, which have not been paid by the Trustee with accrued interest thereon at the Interest Rate applicable to the relevant Note;

          (f)  sixthly, pari passu and rateably in or toward payment to Class B
               Noteholders of the Class B Interest due on the Class B Notes on
               that Payment Date;

          (g)  seventhly, in crediting to the Cash Collateral Account the amount
               (if any) by which the Required Cash Collateral exceeds the Cash
               Collateral;

          (h)  eighthly, to reimburse any amounts that have been paid in any previous Interest Periods under clauses 6.2(a), 6.2(b), 6.2(c)
               and 6.2(d) (to the extent not already reimbursed under this clause 6.1(h));

          (i)  ninthly, in or toward payment toward any break costs payable on cancellation of any Interest Hedge to the extent that those amounts are not recovered under the relevant Loan secured by
               Mortgages comprised in the Assets of the Fund in the form of any applicable prepayment fees or a drawing has not been made under a
               Payment Funding Facility;

          (j)  tenthly, pari passu and rateably in or toward payment to the
               Liquidity Noteholder of interest payable in respect of the
               Liquidity Notes and in or towards payment of any interest in respect of any Payment Funding Facility;

          (k)  eleventhly, in respect of the amount of any Class A Charge Offs, any Redraw Charge Offs and any Top-up Charge Offs, in and towards reinstatement of in the books of the Fund pari passu and rateably to Class A Charge Offs, Redraw Charge Offs and Top-up Charge Offs
               for that Calculation Period;

          (l)  twelfthly, in respect of the amount of any Carry Over Redraw
               Charge Offs, any Carry Over Top-up Charge Offs and the A$
               Equivalent of the Carry Over Class A Charge Offs allocated to each Class A Note, as the case may be, in and towards
               reinstatement of in the books of the Fund, pari passu and
               rateably (based on the Carry Over Redraw Charge Offs, the Carry
               Over Top-up Charge offs and the A$ Equivalent of the Carry Over
               Class A Charge Offs allocated to each Class A Note as the case may be):

               (1)  the A$ Equivalent of any Carry Over Class A Charge Offs;

               (2)  any Carry Over Redraw Charge Offs; and

               (3)  any Carry Over Top-up Charge Offs;

          (m)  thirteenthly, in respect of the amount of any Class B Charge Offs and any Carry Over Class B Charge Offs in and towards
               reinstatement of in the books of the Fund and in the following order:

               (1)  any Class B Charge Offs for that Calculation Period; and

               (2)  pari passu and rateably the Invested Amount of the Class B
                    Notes to the extent of any Carry Over Class B Charge Offs;

          (n)  fourteenthly, (to the extent not paid under clause 6.2) pari passu and rateably, in or toward repayment of any principal due and payable under any Redraw Funding Facility, in or toward repayment of any principal due

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               and payable under any Top-up Funding Facility and in or toward repayment of any principal due and payable under any Payment
               Funding Facility; and

          (o)  fifteenthly, in payment of or provision for amounts payable to the Income Beneficiary of the Securitisation Fund in accordance with clauses 22.1(d) and 22.3(d) of the Master Trust Deed.

     6.2  DISTRIBUTION OF PRINCIPAL COLLECTIONS

          Subject to the terms of the Security Trust Deed and these
          Supplementary Bond Terms, on each Payment Date (to the extent it has not already done so in accordance with this clause 6.2), the Trustee must apply the Principal Collections together with any amounts to be applied under this clause 6.2 pursuant to clause 6.6 for the relevant
          Calculation Period towards the following payments in the following order of priority:

          (a)  first, in or toward payment of or allowance for Taxes in respect of the Securitisation Fund (to the extent not paid or provided for under clause 6.1);

          (b)  secondly, pari passu and rateably in or toward payment of or allowance for the Trustee's Fee, the Manager's Fee and any
               Expenses (other than the Expenses referred to below in this clause 6.2) in respect of the Securitisation Fund (to the extent not paid or provided for under clauses 5.4 and 6.1);

          (c)  thirdly, in or toward payment of the amounts payable and the priority under clause 6.1(d) on the Class A Notes on that Payment
               Date (to the extent not paid under clauses 5.4 and 6.1);

          (d)  fourthly, in or toward payment of the amounts payable and the priority under clause 6.1(f) on the Class B Notes on that Payment
               Date (to the extent not paid under clauses 5.4 and 6.1);

          (e)  fifthly, pari passu and rateably in or toward repayment of any
               Redraw Principal Outstanding under a Redraw Funding Facility and any Top-up Principal Outstanding under any Top-up Funding
               Facility;

          (f)  sixthly, pari passu and rateably in or toward payments approved by the Manager under any Loan Redraw Facility and any Top-up
               Loan;

          (g)  seventhly, pari passu and rateably in or toward payment to the
               Currency Swap Providers under a Confirmation relating to the
               Class A Notes, until the Outstanding Principal Balance of the
               Class A Notes is reduced to zero, of an amount equal to the lesser of:

               (1)  the amount available for distribution under this clause
                    6.2(g) after all payments which have priority under this
                    clause 6.2; and

               (2)  the A$ Equivalent of the Outstanding Principal Balance for
                    all Class A Notes;

          (h)  eighthly, in or toward payment to the Class B Noteholders pari passu and rateably, until the Outstanding Principal Balance of the Class B Notes is reduced to zero, of an amount equal to the lesser of:

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               (1)  the amount available for distribution under this paragraph
                    (h) after all payments which have priority under this clause
                    6.2; and

               (2)  the Outstanding Principal Balance for all Class B Notes;

          (i)  ninthly, pari passu and rateably (based on the Carry Over Redraw
               Charge Offs, Carry Over Top-up Charge Offs and A$ Equivalent of
               the Carry Over Class A Charge Offs allocated to each Class A
               Note, as the case may be):

               (1)  in or toward payment to the Currency Swap Providers under a
                    Confirmation relating to the Class A Notes, of the A$
                    Equivalent of any Carry Over Class A Charge Offs;

               (2)  in or toward repaying the Redraw Principal Outstanding of each Redraw Funding Facility to the extent of any Carry Over
                    Redraw Charge Offs; and

               (3)  in or toward repaying the Top-up Principal Outstanding of each Top-up Funding Facility to the extent of any carry over
                    Top-up Charge Offs;

          (j)  tenthly, in or toward repaying the Invested Amount of the Class B
               Notes to the extent of any Carry Over Class B Charge Offs;

          (k)  eleventhly, in or toward payment towards any break costs payable on cancellation of any Interest Hedge to the extent that those amounts are not recovered under the relevant Loan secured by
               Mortgages comprised in Assets of the Fund in the form of any applicable prepayment fees or a drawing has not been made under a
               Payment Funding Facility (to the extent not paid under clause
               6.1); and

          (l)  twelfthly, subject to clause 6.3, pari passu and rateably in or toward payment to the Liquidity Noteholder of the principal amount outstanding in respect of the Liquidity Notes and in or towards repayment of any principal in respect of any Payment
               Funding Facility.

     6.3  RIGHTS OF LIQUIDITY NOTEHOLDER

          On any Payment Date, the Trustee must not make any payments out of
          Principal Collections to the Liquidity Noteholder under clause 6.2 unless the Invested Amount of all the Class A Notes and Class B Notes
          is zero, or will be zero following any payments made on the relevant
          Payment Date.

     6.4  FUNDING LOAN REDRAW FACILITIES

          (a)  The Trustee may only fund advances under Loan Redraw Facilities from Collections which represent prepayments of principal under
               Loans (REDRAW PREPAYMENTS) and by drawings under Redraw Funding
               Facilities.

          (b)  The Trustee must not apply any Redraw Prepayments to making advances under a Loan Redraw Facility unless:

               (1)  all amounts specified in paragraphs (a) to (d) inclusive of clause 6.2 which are due and payable have been paid; and

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               (2)  the Trustee holds Collections equal to the sum of the advance under the Loan Redraw Facility and all amounts
                    specified in paragraphs (a) to (d) inclusive of clause 6.2 which are accrued but not due and payable.

     6.5  FUNDING TOP-UP LOANS

          (a)  Subject to clause 6.5(c), the Trustee may only fund advances for
               Top-up Loans from Collections which represent repayments or prepayments of principal under Loans (TOP-UP PREPAYMENTS) and by drawings under Top-up Funding Facilities.

          (b)  The Trustee must not apply any Top-up Prepayments to making advances for a Top-up Loan unless:

               (1)  all amounts specified in paragraphs (a) to (d) inclusive of clause 6.2 which are due and payable have been paid; and

               (2)  the Trustee holds Collections equal to the sum of the advance under the Top-up Loan and all amounts specified in paragraphs (a) to (d) inclusive of clause 6.2 which are
                    accrued but not due and payable.

          (c)  The Trustee must not fund any advances for Top-up Loans until a
               Top-up Funding Facility has been duly executed in the form agreed by each Designated Rating Agency.

     6.6  PAYMENT OF CHARGE OFFS

          The amount of any reinstatement under clauses 6.1(k), 6.1(l) and
          6.1(m) must be applied on the Payment Date of the reinstatement in accordance with clause 6.2 as if the amount reinstated formed part of
          Principal Collections.

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7    SUBSTITUTION OF MORTGAGES

     7.1  PURCHASE OF SUBSTITUTE MORTGAGES

          (a)  The Manager may, within 120 days after the issue of the Bond
               Issue Confirmation Certificate (as defined in the Mortgage
               Origination and Management Agreement), determine to suspend, to the extent necessary, the obligations of the Trustee to treat as
               Principal Collections so much of the payments in respect of principal received on the repurchase of Loans pursuant to either clause 10.4 of the Mortgage Origination and Management Agreement
               or clause 11.6 of the Master Trust Deed, to purchase substitute mortgages.

          (b)  Any payments of principal suspended in accordance with clause
               7.1(a) (SUSPENDED MONEYS) may only be used in the manner provided in clause 7.1(c).

          (c)  The Manager may only make a determination pursuant to clause
               7.1(a):

               (1)  for the purpose of directing the Trustee to apply the
                    Suspended Moneys in the purchase of Mortgages (SUBSTITUTE
                    MORTGAGES) from Origination Fund No. 3;

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               (2)  if the final payment date of each Substitute Mortgage is at least one year before the Final Maturity Date of the Notes;

               (3)  if the Manager has given the Designated Rating Agencies not less than 5 Banking Days notice or such shorter period as
                    the Designated Rating Agencies may agree of its intention to make the determination;

               (4)  if the Manager receives confirmation from the Designated
                    Rating Agencies that the purchase by the Trustee of the
                    Substitute Mortgages will not adversely affect the
                    Designated Rating of the Notes; and

               (5)  if

                    (A)  the Trustee receives from the Manager a completed
                         Mortgage Transfer Proposal in relation to the
                         Substitute Mortgage no later than 2 Banking Days prior
                         to the date referred to in the Mortgage Transfer
                         Proposal for the purchase of the Substitute Mortgage;

                    (B)  the Manager certifies to the Trustee that the proposed
                         Substitute Mortgage is a Mortgage for the purposes of
                         this agreement, and satisfies the requirements in this
                         clause 7, as at the Transfer Date;

                    (C)  prior to or on the Transfer Date the Trustee obtains, or enters into arrangements to obtain with effect from
                         the Transfer Date, as Trustee of the Fund the benefit
                         of the Enhancements and Interest Hedge (if any)
                         referred to in the Mortgage Transfer Proposal.

                    If the provisions of this clause 7 are satisfied then the
                    Substitute Mortgage shall be acquired from Origination Fund
                    No. 3.

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8    NOTIFICATIONS OF CALCULATIONS

          (a)  The Manager must calculate the Collections for an immediately preceding Calculation Period no later than 6 Banking Days before each Payment Date.

          (b)  The Manager must, not later than 2 Banking Days before each
               Payment Date advise the Trustee and in respect of Class A Notes only, the Currency Swap Providers in writing of:

               (1)  all amounts payable or to be provided for under clause 6;

               (2)  reasonable details of the calculation of all such amounts;
                    and

               (3)  the Outstanding Principal Balance and Invested Amount of
                    each Note following the making of all payments to be made on that Payment Date in accordance with clauses 3 and 6.

          (c)  The Manager must also notify the Trustee of all details of payments which are to be made by or on behalf of the Trustee on or by each Payment Date. The Manager must, not later than 2
               Banking Days before each Payment Date also notify the Currency
               Swap Providers of all payments which are to be

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               made by or on behalf of the Trustee on each Payment Date under clauses 6.1 and 6.2 in respect of Class A Notes.

          (d)  In the absence of manifest error, each of the Trustee and the
               Currency Swap Providers is entitled to rely (and will rely on)
               conclusively on the Manager's calculations and notifications and is not required to investigate the accuracy of them.

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9    AMENDMENTS TO MASTER TRUST DEED

          The Master Trust Deed is amended for the purpose of the Fund as follows:

          (a)  Clause 1.1 - Authorised Investment

               For the purposes of the definition of Authorised Investment in clause 1.1 of the Master Trust Deed, each investment must be of a type which does not adversely affect the 50% risk weighting attributed to the Notes by the Bank of England (as to which the
               Trustee may rely conclusively on advice from the Manager to that effect).

          (b)  Clause 1.1 - Expenses

               For the purpose of the definition of Expenses in clause 1.1 of the Master Trust Deed,

               (1)  words "subject to clauses 14 and 18," are added at the beginning of paragraph (m); and

               (2)  a new paragraph (o) is inserted as follows and the existing paragraphs (o), (p) and (q) become (p), (q) and (r)
                    respectively:

                    "(o) any fees and expenses payable to DTC, the Note Trustee, the Paying Agents, the Note Registrar, the Calculation
                         Agents (for which the Trustee is not personally liable
                         under the Transaction Documents), Clearstream,
                         Luxembourg, Euroclear, and any Stock Exchange;".

          (c)  Clause 1.1 - Financial Default

               For the purpose of the definition of Financial Default delete "3
               Banking Days" and insert "10 Banking Days".

          (d)  Clause 1.1 - Fitch

               For the purposes of the Fund, the definition of Fitch in clause
               1.1 of the Master Trust Deed, is deleted and the following definition is inserted:

               "FITCH RATINGS means Fitch, Inc. and its successors and assigns".

          (e)  Clause 1.1 - Manager's Default

               For the purposes of the definition of Manager's Default add "or any representation given by the Manager in any Transaction
               Document in relation to the Fund is or becomes not true" after the words "in relation to the Fund" in paragraph (a) of the definition.

          (f)  Clause 1.1 - Rating Agency

               For the purpose of definition of Rating Agency in clause 1.1 replace the word "Fitch" with the words "Fitch Ratings".

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (g)  Clause 1.1 - Securities System

               For the purpose of the definition of Securities System in clause
               1.1 insert "or DTC" after "Euroclear".

          (h)  Clause 1.1 - Termination Date

               For the purpose of the definition of "Termination Date" in clause
               1.1 of the Master Trust Deed, the words "and the Trustee and
               Manager agree that no further Bonds are proposed to be issued by the Trustee in relation to that Fund" are inserted at the end of paragraph (c)(1) of that definition.

          (i)  Clause 5 - Notes

               For the purpose of the Fund, clause 5 in the Master Trust Deed is deleted and the following clause 5 is inserted as follows:

                    "5.  NOTES

                    5.1  ACKNOWLEDGMENT OF INDEBTEDNESS

                         Subject to the terms of this Deed and the Supplementary
                         Bond Terms Notice:

                         (a)  each entry in the Register for a Fund in respect
                              of a Class B Note relating to the Fund; and

                         (b)  in relation to each Class A Note relating to a
                              Fund, that Class A Note,

                         constitutes an independent and separate acknowledgment
                         to the relevant Noteholder by the Trustee of its
                         indebtedness as trustee of the Fund for the Outstanding
                         Principal Balance of that Note together with the other
                         rights given to Noteholders under this Deed, the
                         Supplementary Bond Terms Notice and the Security Trust
                         Deed, and (in relation to a Class A Note) the Note
                         Trust Deed and the Conditions.

                    5.2  LEGAL NATURE OF NOTES

                         (a)  Class B Notes will be in the form of inscribed
                              stock, and the Trustee's obligations in relation
                              to the Notes and under this Deed and this
                              Supplementary Bond Terms Notice (including any
                              obligation to pay interest or principal) will
                              become effective on inscription in the Register
                              for the Fund under this Deed and this
                              Supplementary Bond Terms Notice of the details for
                              those Class B Notes.

                         (b)  Class A Notes will be in registered form in
                              respect of Book-Entry Notes and will be in
                              registered form in respect of Definitive Notes.

                    5.3  TERMS OF NOTES

                         (a)  All Notes issued by the Trustee as trustee of a
                              Fund shall be issued with the benefit of, and
                              subject to, this Deed, the relevant Supplementary
                              Bond Terms Notice and the relevant Security Trust
                              Deed and, in

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

                              relation to Class A Notes, the Note Trust Deed and
                              the Conditions.

                         (b)  The documents referred to in paragraph (a) are
                              binding on the Manager, the Trustee, the Note
                              Trustee, the Security Trustee and the Noteholders.

                    5.4  INTEREST AND PRINCIPAL ENTITLEMENT OF NOTEHOLDERS

                         Subject to this Deed, the relevant Supplementary Bond
                         Terms Notice and the Security Trust Deed and, in
                         relation to Class A Notes, the Note Trust Deed and the
                         Conditions, the Trustee as trustee of a Fund must, in
                         respect of the Notes issued by it in that capacity, pay
                         or cause to be paid to the Noteholders (as relevant) of
                         those Notes:

                         (a)  (INTEREST) Interest on each Payment Date; and

                         (b)  (PRINCIPAL) their Principal Entitlement on each
                              Payment Date.

                    5.5  NOTES NOT INVALID IF ISSUED IN BREACH

                         No Note shall be invalid or unenforceable on the ground
                         that it was issued in breach of this Deed, the relevant
                         Supplementary Bond Terms Notice or any other
                         Transaction Document.

                    5.6  LOCATION OF CLASS B NOTES

                         The property in Class B Notes shall for all purposes be
                         regarded as situated at the place where the Register on
                         which those Class B Notes are recorded is located.

                    5.7  NO DISCRIMINATION BETWEEN NOTEHOLDERS

                         There shall not be any discrimination or preference
                         between Notes within the same Class, or the
                         corresponding Noteholders, in relation to a Fund by
                         reason of the time of issue of Notes or for any other
                         reason, subject only to the Supplementary Bond Terms
                         relating to the Notes the terms of the Security Trust
                         Deed relating to the Fund and the Note Trust Deed and
                         the Conditions in relation to the Class A Notes.

                    5.8  NOTE REGISTER

                         In the event that any Definitive Notes are issued in
                         registered form, the Trustee (or if the Trustee fails
                         to do so, the Manager on behalf of the Trustee) must,
                         on the direction of the Manager, appoint a person to
                         operate and maintain a register of those notes in
                         accordance with standard United States practice and
                         law."

          (j)  Clause 6.5 - Ranking of interest of Beneficiary

               For the purposes of clause 6.5 of the Master Trust Deed, the
               Trustee may seek and rely upon a direction from the Note Trustee as to the interests of the Class A Noteholders.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (k)  Clauses 7.1 and 7.7(a) - Bond Issue Direction

               (1)  For the purposes of clause 7.1 of the Master Trust Deed, the
                    Securitisation Fund Bond Issue Direction for the Notes may
                    be issued by the Manager on or at any time prior to the Bond
                    Issue Date for the Notes.

               (2)  For the purposes of clause 7.7(a) of the Master Trust Deed, the certification by the Manager may occur on or at any time prior to the Bond Issue Date for the Notes.

          (l)  Clause 7.8 - Issue of Bonds and Transfer of Benefit of Mortgages

               (1)  Clause 7.8(b) of the Master Trust Deed is amended by
                    inserting "in respect of Class B Notes only" after
                    "Applications for Bonds".

               (2)  Clause 7.8(c) of the Master Trust Deed is amended by
                    replacing paragraph (1) with the following:

                         "(1) (TRANSACTION DOCUMENTS): entered into the
                              Transaction Documents to which it is a party in
                              its capacity as trustee of the Fund;".

          (m)  Clause 8 - Transfer of Notes

               (1)  For the purposes of this Fund, clause 8 of the Master Trust
                    Deed applies in respect of the Class B Notes but, except for clause 8.1(a), (b) and (c) does not apply to the Class A
                    Notes.

               (2)  For the purposes of this Fund, clause 8.1(a) of the Master
                    Trust Deed is amended by inserting the words "and (in
                    respect of the Class A Notes) the relevant Note Trust Deed and Conditions" after the words "subject to this Deed and
                    the corresponding Supplementary Bond Terms".

          (n)  Clause 9 - Note Registration Confirmation

               For the purposes of this Fund, clause 9 applies to the Class B
               Notes and does not apply to the Class A Notes.

          (o)  Clause 10.12 - Moneys Payable to Trustee

               For the purposes of the Fund, the words "and any moneys payable to the Principal Paying Agent under any Transaction Document" are inserted after the words "subject to this Deed."

          (p)  Clause 11 - Origination and Management of Mortgages

               A new clause 11.6 is inserted as follows:

               "11.6 REPURCHASE OF MORTGAGES

                    (a)  If the Manager determines that any representation or
                         warranty by the Mortgage Manager under the Mortgage
                         Management Agreement with respect to a Mortgage forming
                         part of the Securitisation Fund is false or misleading,
                         the Trustee, as trustee of Origination Fund No. 3, will
                         be obliged at the request of the Manager made in
                         accordance with clause 10.4 to either (at the election
                         of the Manager):

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

                         (1)  repurchase the Mortgage; or

                         (2)  repurchase and substitute or substitute a Mortgage
                              in which event the Trustee shall be obliged to
                              comply with provisions of clause 7 of the
                              Supplementary Bond Terms Notice with respect to
                              the substitution of Mortgages,

                         within 120 days after the date of the relevant Bond
                         Issue Confirmation Certificate (as defined in the
                         Mortgage Management Agreement).

                    (b)  For the avoidance of doubt, it is recorded that neither the Trustee nor the Mortgage Manager shall be obliged
                         to pay damages to the Note Trustee or any Class A
                         Noteholder as a consequence of any breach of warranty
                         on the part of the Mortgage Manager contained in the
                         Mortgage Management Agreement.

                    (c)  The provisions of clauses 7.14 and 7.15 shall be
                         incorporated into this clause mutatis mutandis in
                         relation to any Mortgage repurchased and any substitute
                         Mortgage.

          (q)  Clause 12.17 - Additional Covenants by Manager

               For the purposes of clause 12.17 of the Master Trust Deed, the
               Manager must also:

               (1)  (STOCK EXCHANGE): comply with the rules and regulations of the Stock Exchange;

               (2)  (FILING): make or cause the making of all filings which the
                    Manager is actually aware are required in connection with
                    the Fund or the Assets of the Fund with any Governmental
                    Agency in any jurisdiction;

               (3)  (COMPLY WITH OBLIGATIONS AND LAWS): promptly comply with all other duties and obligations imposed on the Manager by the
                    Transaction Documents in relation to the Fund and comply
                    with all relevant material laws in the relevant jurisdiction in carrying out such duties and obligations.

               (4)  (NOT MERGE): not merge or consolidate into another entity unless the surviving entity assumes the obligations of the
                    Manager under the Transaction Documents.

               (5)  (ENHANCEMENTS): perform all obligations within its power to ensure that all Enhancements and Hedges are maintained and available for the Fund; and

               (6)  (AGREED PROCEDURES): not agree to any amendment to the
                    Agreed Procedures (as defined in the Mortgage Origination
                    and Management Agreement) applicable to this Fund, unless
                    each Designated Rating Agency has confirmed that it will not withdraw or downgrade the rating of the Notes as a result of such amendment.

          (r)  Clause 14.1 - Retirement for Cause

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

               For the purposes of the Fund, the following words are added at the end of clause 14.1:

                    "The costs of removal of the Manager under this clause 14.1 must be borne by the Manager. The Manager agrees to
                    indemnify the Trustee and the Fund for these costs."

          (s)  Clause 16.3 - To act honestly, diligently and prudently

               Clause 16.3 of the Master Trust Deed is amended by:

               (1)  replacing "." at the end of paragraph (g) with ";"; and

               (2)  inserting new sub-clauses (i) and (j) as follows:

                    "(i) (REMOVAL OF THE TRUSTEE'S AGENTS OR DELEGATES): remove any agent or delegate of the Trustee that breaches any
                         obligation or duty imposed on the Trustee under this
                         Deed or any other Transaction Document in relation to
                         the Fund where the Manager reasonably believes it will
                         adversely affect the rating of either or both of the
                         Class A Notes and the Class B Notes by the Designated
                         Rating Agencies within 45 days' notice from the Manager
                         to the Trustee to remove that agent or delegate; and

                    (j)  (AGREED PROCEDURES): not agree to any amendment to the
                         Agreed Procedures (as defined in the Mortgage
                         Origination and Management Agreement) applicable to
                         this Fund, unless each Designated Rating Agency has
                         confirmed that it will not withdraw or downgrade the
                         rating of the Notes as a result of such amendment."

          (t)  A new clause 16.10 inserted into the Master Trust Deed as follows:

                    "16.10 Compliance with laws

                    The Trustee must comply with all relevant material laws in the relevant jurisdiction in performance of its duties and in exercising its discretions under the Transaction
                    Documents."

          (u)  Clause 18.1 - Retirement for Cause

               For the purposes of the Fund, the following words are added at the end of clause 18.1:

                    "The costs of removal of the Trustee under this clause 18.1 must be borne by the Trustee. The Trustee agrees to
                    indemnify the Manager and the Fund for these costs."

          (v)  Clause 19.1 - Opening of bank accounts

               For the purposes of the Fund, insert after clause 19.1(c) of the
               Master Trust Deed as clause 19.1(d):

               "(d) (Change Bank Accounts): If a bank account for a Fund is held with a Bank which ceases to have the ratings specified in a
                    Supplementary Bond Terms Notice in respect of the Fund, the
                    Manager must direct the Trustee to, and the Trustee shall, as soon as practicable, and in any event, within 10 days of receipt of actual notice of that cessation:

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

                         (1)  close that account; and

                         (2)  transfer all funds standing to the credit of that
                              account to another existing bank account for the
                              Fund with a Bank which has the specified rating,
                              or if none, open such an account, as nominated by
                              the Manager."

          (w)  Clause 22 - Payments

               For the purposes of the Fund, the Master Trust Deed is amended by:

               (1)  deleting clause 22.1(d) and replacing it with:

                    "fourthly, subject to clause 22.4, to the Income Beneficiary in accordance with its instructions";

               (2)  by deleting clause 22.2(d) and replacing it with:

                    "(d) fourthly, subject to clause 22.4, to the Capital
                    Beneficiary in accordance with its instructions"; and

               (3)  by deleting clause 22.3(d) and replacing it with:

                    "(d) Upon termination of the Fund, the surplus capital of
                    the Fund remaining after satisfaction by the Trustee of all of its obligations in respect of the Fund shall be paid in relation to the first $100 only to the Capital Beneficiary and in relation to the balance to the Income Beneficiary".

          (x)  Clause 23 - The Register

               For the purpose of this Fund paragraphs (g) to (m) inclusive of clause 23.1 and clauses 23.5, 23.6 and 23.7 of the Master Trust
               Deed do not apply to the Class A Notes.

          (y)  Clause 25 - Payments generally

               For the purpose of the Fund clause 25 is amended as follows:

               (1)  By deleting "in Australia" from clause 25.1(b).

               (2)  By inserting as clause 25.5 the following:

                    "25.5 CLASS A NOTES

                    (a)  Clause 25.1 to 25.3 inclusive apply to the Class B
                         Notes only and not to the Class A Notes and the
                         following provisions of this clause 25.5 apply to the
                         Class A Notes only and not to the Class B Notes.

                    (b)  Any payment made by or on behalf of the Trustee in
                         respect of any Class A Note must be made in accordance
                         with the relevant Supplementary Bond Terms Notice and
                         the relevant Note Trust Deed.

                    (c)  There is a full satisfaction of the moneys payable
                         under a Class A Note, and a good discharge to the
                         Trustee and the Manager (as the case may be) in
                         relation to that Class A Note, when so provided under
                         the Note Trust Deed."

               (3)  A new clause 25.6 inserted into the Master Trust Deed as follows:

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

                    "25.6 TAXATION

                    (a)  (NET PAYMENTS): Subject to this clause, payments in
                         respect of the Notes shall be made free and clear of,
                         and without deduction for, or by reference to, any
                         present or future Taxes of any Australian Jurisdiction
                         unless required by law.

                    (b)  (INTEREST WITHHOLDING TAX - CLASS B NOTES): All
                         payments in respect of the Class B Notes will be made
                         without withholding or deduction for, or on account of,
                         any present or future taxes, duties or charges of
                         whatsoever nature unless the Trustee or any person
                         making payments on behalf of the Trustee is required by
                         applicable law to make any such payment in respect of
                         the Class B Notes subject to any withholding or
                         deduction for, or on account of, any present or future
                         taxes, duties or charges of whatever nature. In that
                         event the Trustee or any person making payments on
                         behalf of the Trustee (as the case may be) will make
                         such payment after such withholding or deduction has
                         been made and will account to the relevant authorities
                         for the amount so required to be withheld or deducted.
                         Neither the Trustee, any person making payments on
                         behalf of the Trustee or any note trustee will be
                         obliged to make any additional payments to Class B
                         Noteholders in respect of that withholding or
                         deduction.

                    (c)  (INTEREST WITHHOLDING TAX - CLASS A NOTES): Payments on
                         Class A Notes by or on behalf of the Trustee will be
                         made subject to deduction for any Interest Withholding
                         Tax (being tax imposed under Division 11A of Part IIIA
                         of the Income Tax Assessment Act 1936 on amounts of, or
                         deemed to be, interest or in the nature of interest)
                         and all other withholdings and deductions referred to
                         in Condition 7 of the Class A Notes.

                    (d)  (TAX FILE NUMBERS): The Trustee or any person making
                         payments on behalf of the Trustee will be required to
                         deduct tax-at-source on interest payments on any Class
                         A Note or Class B Note to each Class A Noteholder or
                         Class B Noteholder who has or is required to have a Tax
                         File Number at the highest personal marginal tax rate
                         unless the Trustee or any person making payments on
                         behalf of the Trustee receives from such Class A
                         Noteholder or Class B Noteholder the Tax File Number
                         (as defined in the Income Tax Assessment Act 1936) of
                         that Class A Noteholder or Class B Noteholder, or
                         evidence of any exemption the Class A Noteholder or
                         Class B Noteholder may have from the need to advise the
                         Trustee or any person making payments on behalf of the
                         Trustee of a Tax File Number. The Tax File Number or
                         appropriate evidence (as the case may be) must be
                         received by the Trustee or any

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

                         person making payments on behalf of the Trustee not
                         less than ten Banking Days prior to the relevant
                         payment date. The Trustee, or any person making any
                         payments on behalf of the Trustee, is entitled to
                         deduct any such tax-at-source required to be paid by it
                         in relation to the Class A Notes or the Class B Notes
                         at that highest personal marginal tax rate if no Tax
                         File Number or exemption (as the case may be) is
                         provided."

          (z)  Clause 26.16 - Trustee's Right of Indemnity

               For the purposes of this Fund, delete clause 26.16 and substitute the following:

               "26.16 LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

               (a)  Subject to this Deed, a liability of the Trustee as trustee of the Fund arising under or in connection with this Deed is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets of the Fund which are available to satisfy the right of the
                    Trustee to be exonerated or indemnified for the liability.
                    This limitation of the Trustee's liability applies despite any other provision of this Deed and extends to all
                    liabilities and obligations of the Trustee in any way
                    connected with any representation, warranty, conduct,
                    omission, agreement or transaction related to this Deed or the Fund.

               (b)  Subject to clause 26.16(c), no person (including any
                    Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Fund or seek the
                    appointment of a receiver (except under the Security Trust
                    Deed in respect of the Fund), or a liquidator, an
                    administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or
                    affecting the Trustee (except in relation to the assets of the Fund).

               (c)  The provisions of this clause 26.16 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document for
                    the Fund or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the assets of the Fund, as a result of the Trustee's
                    fraud, negligence or wilful default.

               (d)  It is acknowledged that the Relevant Party is responsible under this Deed or the other Transaction Documents for the
                    Fund for performing a variety of obligations relating to the
                    Fund. No act or omission of the Trustee (including any
                    related failure to satisfy its obligations under this Deed)
                    will be considered fraud, negligence or wilful default of
                    the Trustee for the purposes of clause 26.16(c) to the
                    extent to which the act or omission was caused or
                    contributed to by any failure by the Relevant Party or any other person who has been delegated or appointed by the
                    Trustee in accordance with the Transaction Documents for the
                    Fund to fulfil its obligations relating to the Fund or by
                    any other act or omission of the Relevant Party or any other person.

               (e)  No attorney, agent, receiver or receiver and manager
                    appointed in accordance with this Deed or any other
                    Transaction Document for

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

                    the Fund has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered
                    fraud, negligence or wilful default of the Trustee for the purposes of clause 26.16(c).

               (f)  In this clause 26.16 Relevant Parties means any party to a
                    Transaction Document other than the Trustee.

               (g)  The Issuer is not obliged to do or refrain from doing anything under this agreement (including incur any
                    liability) unless the Trustee's liability is limited in the same manner as set out in paragraphs (a) to (c) of this
                    clause 26.16."

          (aa) Clause 28 - Amendment

               For the purposes of this Fund, the reference to prior consent of the Bondholders in clause 28.2 is a reference to the
               Extraordinary Resolution of Voting Secured Creditors passed in accordance with Schedule 1 of the Security Trust Deed.

          (bb) Schedule 9 - Amendment

               For the purposes of this Fund, delete the word "15th September,
               December, March and June" in the definition of "Fee Payment
               Date"" in clause 1 and insert the words "9th of September,
               December, March and June"" and delete the word "15th" in the definition of "Valuation Date" in clause 1 and insert the word
               "last".

--------------------------------------------------------------------------------
10   RATING AGENCY REQUIREMENTS

     10.1 DESIGNATED RATING AGENCIES

          The Designated Rating Agencies for the Notes as at the Closing Date
          are Moody's and S&P.

     10.2 DESIGNATED RATINGS

          The Designated Ratings for the Notes are as follows:

          (a)  For the Class A Notes:

               (1)  in the case of Moody's - "Aaa";

               (2)  in the case of S&P - "AAA"; and

          (b)  For the Class B Notes:

               (1)  In the case of Moody's - "Aa2"; and

               (2)  In the case of S&P - "AA".

     10.3 MINIMUM RATING REQUIREMENTS

          Subject to clauses 5.3 and 10.4, all Authorised Investments of the
          Fund other than cash and Mortgages must be rated "AAA" or "A-1+" by
          S&P and "Aaa" or "Prime-1" by Moody's.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

     10.4 BANKS

          (a)  Subject to clause 10.4(b), any bank account for the purposes of clause 19.1 and 19.11 of the Master Trust Deed must be with a
               Bank which has a short-term rating of at least P-1 (Moody's) and
               A-1+ (S&P).

          (b)  Subject to clause 5.3, the Assets of the Fund may be invested in deposits which mature or are callable within 30 days of being made with a Bank rated at least "A-1" by S&P, provided that the aggregate amount of such deposits does not at any time exceed 20%
               of the Total Outstanding Principal Balance.

     10.5 NOTIFICATIONS TO DESIGNATED RATING AGENCIES

          The Manager must give written notice to each Designated Rating Agency:

          (a)  of the occurrence of an Event of Default under the Security Trust
               Deed, promptly upon becoming aware of the same;

          (b)  prior to any amendment being made to any Transaction Document
               (including any change to any of the parties to any Transaction
               Document); and

          (c)  of a breach of a provision of a Transaction Document relating to the Securitisation Fund, promptly upon becoming aware of the same, which breach is in the reasonable opinion of the Manager likely to have a material adverse effect on the ability of the
               Trustee to meet its obligations in respect of the Notes.

     10.6 NO OTHER REQUIREMENTS

          For the purposes of the Master Trust Deed, there are no minimum rating requirements in relation to the Fund, other than those expressly set out in this Supplementary Bond Terms Notice.

     10.7 LOAN FACILITIES

          The Manager must:

          (a)  ensure that the form of documentation to provide Loan Redraw
               Facilities or Top-up Loans is approved by the Mortgage Insurer;
               and

          (b)  that the provision of any Loan Redraw Facility or Top-up Loan is made in accordance with any relevant terms of the Mortgage
               Insurance Policy.

     10.8 TOP-UP LOANS

          In relation to a Top-up Loan, the Manager must ensure that in any
          Calculation Period:

          (a)  a Top-up Loan may only be made if the current weighted average
               LTV of the Pool, after giving effect to the Top-up Loan, has increased by no more than 2% of the weighted average LTV of the
               Pool as at the Cut-Off Date;

          (b)  after giving effect to the Top-up Loan, the weighted average LTV of the Pool must not exceed the weighted average Original LTV of the Pool as of the Cut-Off;

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (c)  after giving effect to the Top-up Loan, the percentage of Loans in the Pool with an Original LTV over 80% must not exceed the percentage of Loans in the Pool with an Original LTV over 80% as of the Cut-Off Date by more than 2%;

          (d)  a Top-up Loan will only be made if the term of the relevant Loan will not be increased as a result of the Top-up Loan being made;

          (e)  a Top-up Loan will only be made for a period of 2 years after the
               Suspension Date; and

          (f)  the aggregate of the Top-up Loans to be funded after the
               Suspension Date will not exceed 5% of the Pool as at the
               Suspension Date,

          or on such other conditions (whether in substitution or in addition to the above) as may be agreed by the Designated Rating Agencies and the
          Manager from time to time and notified to the Trustee.

--------------------------------------------------------------------------------
11   THRESHOLD RATE

          (a)  In exercising its powers and performing its obligations under the
               Master Trust Deed, the Manager must at all times ensure that, to the extent that the Trustee is entitled to do so under the terms of the Mortgages, the rate of interest payable on or in respect of Loans secured by Mortgages comprised in the Assets of the Fund is changed from time to time so that:

               (1)  on the assumption that all parties to all of the Transaction
                    Documents and all issuers of Authorised Investments from
                    time to time comprised in the Assets of the Fund have
                    complied and will at all times comply in full with their
                    respective obligations under those Transaction Documents and
                    Authorised Investments; and

               (2)  having regard to:

                    (A)  the terms of the Transaction Documents;

                    (B)  the terms of the Mortgages comprised in the Assets of the Fund;

                    (C)  the anticipated Expenses of the Fund;

                    (D)  the amount of the Cash Collateral in the Cash
                         Collateral Account;

                    (E)  all other information available to the Manager;

                    (F)  the Benchmark Rate from time to time; and

                    (G)  any mismatch between the time at which the Benchmark
                         Rate is determined and the time at which the rate of
                         interest payable on or in respect of Loans secured by
                         the Mortgages comprised in the Assets of the Fund may
                         be reset,

                    the Trustee will have available to it at all times
                    sufficient funds to enable it to comply with all of its
                    obligations under the Transaction Documents relating to the
                    Fund as they fall due.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          (b)  Without limiting the operation of clause 11(a), the interest rate applicable to each fixed interest period of the Loan secured by a
               Mortgage comprised in the Assets of the Fund must be equal to or greater than:

               (1)  for so long as the Outstanding Principal Balance of all such
                    Loans is equal to or less than 25% of the Outstanding
                    Principal Balance of all Loans secured by Mortgages
                    comprised in the Assets of the Fund, the rate, expressed as a percentage, determined by the Manager to be the
                    fixed-floating swap rate for the period most closely
                    approximating the term of the fixed interest period of the
                    Loans secured by the Mortgages plus 0.80%; and

               (2)  for so long as the Outstanding Principal Balance of all such
                    Loans is greater than 25% of the Outstanding Principal
                    Balance of all Loans secured by Mortgages comprised in the
                    Assets of the Fund, such rate as agreed from time to time
                    between the Manager and each Designated Rating Agency.

          (c)  For the purposes of clause 11(a) it is acknowledged that if there is any shortfall under any determination under clause 11(a), the
               Manager may direct the Trustee to make a drawing under the
               Payment Funding Facility in respect of that shortfall (to the extent it has not already done so in respect of the shortfall)
               provided that:

               (1)  such a drawing must be made in accordance with clause
                    5.5(b)(2) of the Initial Payment Funding Facility; and

               (2)  if such a drawing is not made the Manager must comply with clauses 11(a) and 11(b).

--------------------------------------------------------------------------------
12   BENEFICIARIES

          (a)  The Beneficiaries hold the beneficial interest in the Fund in accordance with the Master Trust Deed and this Supplementary Bond
               Terms Notice.

          (b)  The beneficial interest held by each Beneficiary is limited to the Fund and each Asset of the Fund subject to and in accordance with the Master Trust Deed and this Supplementary Bond Terms
               Notice.

          (c)  Subject to clause 12(d), no Beneficiary has any right to receive distributions in respect of the Fund other than the right to receive on the termination of the Fund the entire beneficial interest of the Fund.

          (d)  The Income Beneficiary has the right to receive distributions in respect of the Fund under the Master Trust Deed and this
               Supplementary Bond Terms Notice to the extent that Net Income is available for distribution under the Master Fund Deed and this
               Supplementary Bond Terms Notice.

          (e)  The Beneficiaries may not assign, or create or allow to exist any
               Encumbrance over, its rights or interests in respect of the Fund if to do so might have an adverse tax consequence in respect of the Fund.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

--------------------------------------------------------------------------------
13   NOTE TRUSTEE

     13.1 CAPACITY

          The Note Trustee is a party to this Supplementary Bond Terms Notice in its capacity as trustee for the Class A Noteholders from time to time under the Note Trust Deed and, for the purposes of clause 16 in its capacity as the Principal Paying Agent, the Calculation Agent and the
          Note Registrar.

     13.2 EXERCISE OF RIGHTS

          (a)  The rights, remedies and discretions of the Class A Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce
               undertakings or warranties under the Transaction Documents, except as otherwise provided in the Note Trust Deed or the
               Security Trust Deed, may only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Note
               Trust Deed.

          (b)  The Class A Noteholders, except as otherwise provided in the Note
               Trust Deed or the Security Trust Deed, may only exercise
               enforcement rights in respect of the Charged Property through the
               Note Trustee and only in accordance with the Transaction
               Documents.

     13.3 REPRESENTATION AND WARRANTY

          The Note Trustee represents and warrants to each other party to this
          Supplementary Bond Terms Notice that it has the corporate power to enter into the Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of the Class A Noteholders, in accordance with the Note Trust
          Deed and the Security Trust Deed.

     13.4 PAYMENTS

          Any payment to be made to the Class A Noteholders under the
          Transaction Documents may be made to the Principal Paying Agent or the
          Note Trustee (as the case may be) in accordance with the Note Trust
          Deed.

--------------------------------------------------------------------------------
14   SECURITY TRUST DEED

          The parties to this Supplementary Bond Terms Notice agree to comply with clause 12.14 of the Security Trust Deed.

--------------------------------------------------------------------------------
15   MISCELLANEOUS

     15.1 BANKING DAY

          Except where this Supplementary Bond Terms Notice expressly provides to the contrary, where any determination, date, payment, matter or thing falls under this Supplementary Bond Terms Notice on a day which is not a Banking Day, then

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

          such determination, date, payment, matter or thing shall be done or extended to the first Banking Day thereafter.

     15.2 PROVISIONS OF THE MASTER TRUST DEED TO APPLY OTHER THAN AS SET OUT
          HEREIN

          Other than as expressly set out herein, or inconsistent with this
          Supplementary Bond Terms Notice, but subject to clause 15.4, the provisions of the Master Trust Deed shall apply to all Notes and to all Noteholders.

     15.3 LIMITATION OF LIABILITY

          Without derogating from the generality of clause 15.2 nothing in this
          Supplementary Bond Terms Notice shall, nor shall it be construed as, limiting or in any way affecting the full operation of clause 26 of the Master Trust Deed.

     15.4 AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF NOTES

          For the purposes of clause 7.9 of the Master Trust Deed, the aggregate
          Outstanding Principal Balance of Notes created on the Bond Issue Date may exceed the then aggregate Outstanding Principal Balance of the
          Portfolio of Mortgages attached to the Bond Issue Direction.

     15.5 ATTORNEY

          Each of the Attorneys executing this notice states that the Attorney has no notice of alteration to, or revocation or suspension of, the power of attorney appointing that Attorney.

--------------------------------------------------------------------------------
16   PRIVACY

          (a)  Each party to this Supplementary Bond Terms Notice acknowledges that Personal Information may be exchanged between the parties pursuant to the terms of this Supplementary Bond Terms Notice.

          (b)  If Personal Information is exchanged between the parties, the party which provides the Personal Information must ensure that it obtains such consents, if any, as are required by the Privacy Act
               1988 (as amended by the Privacy Amendment (Private Sector) Act
               2000) to be obtained by that party in relation to the collection, use or disclosure of the Personal Information.

          (c)  Each party to this Supplementary Bond Terms Notice undertakes to use its best endeavours to ensure that at all times during the term of this Supplementary Bond Terms Notice:

               (1)  Personal Information provided to it (the receiving party) by another party (the providing party):

                    (A)  unless otherwise required by law, will be used only for the purpose of fulfilling the receiving party's
                         obligations under the Transaction Documents; and

                    (B)  except as expressly provided pursuant to the
                         Transaction Documents, will not be disclosed to any
                         third party unless

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

                         express consent in writing is obtained from the
                         providing party; and

               (2)  in addition to the obligation under clause 16(b) above, it will comply with the Privacy Act 1988 (as amended by the
                    Privacy Amendment (Private Sector) Act 2000) and all
                    applicable regulations, principles, standards, codes of
                    conduct or guidelines concerning the handling of Personal
                    Information under that Act or with any request or direction arising directly from or in connection with the proper
                    exercise of the functions of the Privacy Commissioner.

          (d)  In this clause 16, "Personal Information" has the same meaning as in the Privacy Act 1988.

          (e)  Notwithstanding anything else contained in this clause 16, paragraphs (a) to (c) above do not apply to the Note Trustee, the
               Principal Paying Agent, the Calculation Agent or the Note
               Registrar. Each of the Note Trustee, the Principal Paying Agent,
               the Calculation Agent and the Note Registrar agrees to comply with all privacy legislation applicable to it.

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

DATED:   [*] 2004

TRUSTEE

SIGNED BY
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney under Power of Attorney
dated in the presence of:

--------------------------------                --------------------------------
Witness                                         Attorney

--------------------------------                --------------------------------
Name (please print)                             Name (please print)

MANAGER

SIGNED BY
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney under Power of Attorney
dated
in the presence of:

--------------------------------                --------------------------------
Witness                                         Attorney

--------------------------------                --------------------------------
Name (please print)                             Name (please print)

SECURITY TRUSTEE

SIGNED BY
PERPETUAL TRUSTEE COMPANY LIMITED
by its attorney under Power of Attorney
dated
in the presence of:

--------------------------------                --------------------------------
Witness                                         Attorney

--------------------------------                --------------------------------
Name (please print)                             Name (please print)

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                          Supplementary Bond Terms Notice SMHL Global Fund No. 7

NOTE TRUSTEE

SIGNED BY
THE BANK OF NEW YORK
by its Authorised Signatory in the
presence of:

--------------------------------                --------------------------------
Witness                                         Authorised Signatory

--------------------------------                --------------------------------
Name (please print)                             Name (please print)

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Freehills Sydney\004679454           Printed 25 August 2004 (12:32)      PAGE 50

--------------------------------------------------------------------------------
SCHEDULE 1

--------------------------------------------------------------------------------

SUPPLEMENTARY BOND TERMS NOTICE
SMHL GLOBAL FUND NO. 7 - LIQUIDITY NOTES

TO:      PERPETUAL TRUSTEES AUSTRALIA LIMITED
         ABN 86 000 431 827
         as trustee of the SMHL Global Fund No. 7
         (TRUSTEE)

FROM:    ME PORTFOLIO MANAGEMENT LIMITED
         ABN 79 005 964 134
         (MANAGER)

--------------------------------------------------------------------------------
1    FUNCTION

     This Supplementary Bond Terms Notice:

          (a)  accompanies a Securitisation Fund Bond Issue Direction dated
               [insert date] as the same may be amended from time to time, in relation to a proposed issue of Notes by the Trustee;

          (b)  sets out the Supplementary Bond Terms for the Notes comprised in the Class named in the Bond Issue Direction as the "SMHL Global
               Fund No. 7 - Liquidity Notes"; and

          (c)  shall be entered into the Register by the Trustee pursuant to clause 23.1(f) of the Master Trust Deed.

--------------------------------------------------------------------------------
2    DEFINITIONS AND INTERPRETATION

     2.1  DEFINITIONS

          In this Supplementary Bond Terms Notice (including clause 1), unless the context indicates a contrary intention:

          BOND ISSUE DIRECTION means the Securitisation Fund Bond Issue
          Direction referred to in clause 1(a).

          CLASS A NOTE has the meaning given to it in the SMHL Global Fund No. 7
          Bond Terms.

          CLASS B NOTE has the meaning given to it in the SMHL Global Fund No. 7
          Bond Terms.

          FINAL MATURITY DATE means the earlier of:

          (a)  9 March 2036; and

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                                                 SUPPLEMENTARY BOND TERMS NOTICE

          (b)  the date declared to be the Final Maturity Date in accordance with clause 5.

          INTEREST AMOUNT means, in relation to a Liquidity Note and an Interest
          Period, interest on that Liquidity Note for that Interest Period calculated in accordance with clause 3.2.

          INTEREST PERIOD has the same meaning as in the SMHL Global Fund No. 7
          Bond Terms for the Class B Notes.

          INTEREST RATE has, in relation to an Interest Period, the same meaning as in the SMHL Global Fund No. 7 Bond Terms for Class B Notes.

          ISSUE DATE means the Bond Issue Date relating to the Liquidity Notes.

          LIQUIDITY NOTES means the Bonds (as defined in the Master Trust Deed)
          comprised in the Class named in the Bond Issue Direction as "SMHL
          Global Fund No. 7 - Liquidity Notes", issued by the Trustee pursuant to the Bond Issue Direction and in accordance with the Master Trust
          Deed.

          LIQUIDITY NOTEHOLDER means initially P.T. Limited (as nominee for
          Perpetual Trustees Australia Limited as trustee for the Superannuation
          Members' Home Loans Warehousing Trust 2004-1), and thereafter each person who is from time to time entered in the Register as the holder of a Liquidity Note.

          MANAGER means ME Portfolio Management Limited.

          MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between the Trustee and the Manager and providing for the
          establishment of a series of separate trusts known collectively as the
          Superannuation Members' Home Loans Trusts, as amended and restated
          from time to time.

          MOODY'S means Moody's Investors Service Pty Limited.

          ORIGINAL PRINCIPAL BALANCE means, in relation to a Liquidity Note, the initial Face Value of the Liquidity Note.

          OUTSTANDING PRINCIPAL BALANCE means, at any time in relation to a
          Liquidity Note, the Original Principal Balance of the Liquidity Note
          minus all repayments of principal made in relation to the Liquidity
          Note.

          PAYMENT DATE has the same meaning as in the SMHL Global Fund No. 7
          Bond Terms for Class B Notes.

          PRINCIPAL COLLECTIONS has the same meaning as in the SMHL Global Fund
          No. 7 Bond Terms.

          S&P means Standard and Poor's (Australia) Pty Limited.

          SECURITISATION FUND means the Securitisation Fund established under the Master Trust Deed known as the SMHL Global Fund No. 7.

          SECURITY TRUST DEED means the Security Trust Deed for the
          Securitisation Fund.

          SMHL GLOBAL FUND NO. 7 BOND TERMS means the Supplementary Bond Terms
          Notice dated on or about the date of this Supplementary Bond Terms
          Notice in respect of the Securitisation Fund and providing terms of issue for the Class A Notes and Class B Notes.

          TRUSTEE means Perpetual Trustees Australia Limited, in its capacity as trustee of the Securitisation Fund.

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                                                 SUPPLEMENTARY BOND TERMS NOTICE

     2.2  INCORPORATION OF MASTER TRUST DEED DEFINITIONS

          Subject to clause 2.1, each term or expression used herein that is defined in the Master Trust Deed (as amended by the SMHL Global Fund
          No. 7 Bond Terms) and is not defined herein shall have the same meaning herein unless the context otherwise requires or unless otherwise defined herein.

     2.3  INTERPRETATION

          The provisions of clause 1.2 of the Master Trust Deed shall be incorporated, mutatis mutandis, into this Supplementary Bond Terms
          Notice, except that references to the SMHL Global Fund No. 7 Bond
          Terms are to the SMHL Global Fund No. 7 Bond Terms as at the Issue
          Date.

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3    INTEREST ON THE LIQUIDITY NOTE

     3.1  INTEREST

          Each Liquidity Note bears interest calculated, and payable in arrears, in accordance with this clause 3 and clause 7 until the Final Maturity
          Date or the date on which the Outstanding Principal Balance of the
          Liquidity Note is reduced to zero (whichever is the earlier).

     3.2  CALCULATION OF INTEREST

          Interest on each Liquidity Note is calculated for each Interest
          Period:

          (a)  on the daily Outstanding Principal Balance of the Liquidity Note during that Interest Period;

          (b)  at the Interest Rate for the Liquidity Note for that Interest
               Period; and

          (c)  on the actual number of days in that Interest Period and assuming a year of 365 days.

     3.3  PAYMENT OF INTEREST

          On each Payment Date, the Manager must direct the Trustee to pay, and the Trustee must, subject to clause 7, pay the Interest Amount for each Liquidity Note for the Interest Period to which that Payment Date relates.

--------------------------------------------------------------------------------
4    PAYMENT OF PRINCIPAL ON THE NOTES

     4.1  FINAL MATURITY DATE

          The Outstanding Principal Balance of each Liquidity Note must, subject to clause 7, be repaid in full on the Final Maturity Date.

     4.2  REDUCTION IN PRINCIPAL BALANCE

          On each Payment Date, the Trustee must (at the direction of the
          Manager) comply with clause 5.5 of the SMHL Global Fund No. 7 Bond
          Terms and each repayment of principal of the Liquidity Notes must be applied as between each Liquidity

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                                                 SUPPLEMENTARY BOND TERMS NOTICE

          Note as the Manager may from time to time determine until the
          Outstanding Principal Balance for each Liquidity Note is reduced to zero. Each payment of principal in respect of a Liquidity Note under this Supplementary Bond Terms Notice reduces the Outstanding Principal
          Balance of the Liquidity Note by the amount of that payment. The
          Trustee has no obligation to make any payment under this clause 4 in respect of the Liquidity Notes in excess of the Outstanding Principal
          Balance of the Liquidity Notes immediately prior to that payment being made.

     4.3  CANCELLATION ON REPAYMENT

          Upon the reduction of the Outstanding Principal Balance of the
          Liquidity Notes to zero by repayment of principal in accordance with this Supplementary Bond Terms Notice and payment of all the Interest
          Amounts in relation to that Liquidity Bond, the Liquidity Note is cancelled.

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5    NOTES CALLABLE AT OPTION OF TRUSTEE

     If the Trustee declares a date to be the Final Maturity Date of the Notes issued pursuant to the SMHL Global Fund No. 7 Bond Terms in accordance with the SMHL Global Fund No. 7 Bond Terms, the Trustee must declare, and the
     Manager must direct the Trustee to declare, by giving not less than 5
     Banking Days notice to the Liquidity Noteholder, that same date to be the
     Final Maturity Date for the Liquidity Notes.

--------------------------------------------------------------------------------
6    CASH COLLATERAL

     The Trustee and Manager must:

     (a)  comply with the terms of clause 5 of the SMHL Global Fund No. 7 Bond
          Terms; and

     (b)  not make any variation or amendment to the SMHL Global Fund No. 7 Bond
          Terms without the consent of the Liquidity Noteholder.

--------------------------------------------------------------------------------
7    DISTRIBUTION OF COLLECTIONS

     7.1  DISTRIBUTION OF COLLECTIONS

          Subject to the terms of the Security Trust Deed, on each Payment Date, the Trustee must apply the Interest Collections and the Principal
          Collections for the relevant Calculation Period in accordance with the
          SMHL Global Fund No. 7 Bond Terms.

     7.2  RIGHTS FOR REPAYMENT OF PRINCIPAL

          The rights of the Liquidity Noteholder to receive payment of or towards the Outstanding Principal Balance are subject to clause 6.3 of the SMHL Global Fund No. 7 Bond Terms.

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                                                 SUPPLEMENTARY BOND TERMS NOTICE

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8    NOTIFICATIONS OF CALCULATIONS ETC

     The Manager must, not later than 2 Banking Days before each Payment Date advise the Trustee in writing of the Outstanding Principal Balance of all
     Liquidity Notes following the making of all payments to be made on that
     Payment Date in accordance with the SMHL Global Fund No. 7 Bond Terms and this Supplementary Bond Terms Notice.

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9    NOTICE TO NOTEHOLDERS

          (a)  (Notices): The Manager shall from time to time advise the
               Liquidity Noteholder of the Interest Amount, Principal
               Entitlement and Outstanding Principal Balance on the Liquidity
               Notes.

          (b)  (Method of Notices): A notice to the Liquidity Noteholder pursuant to clause 9(a) must be given in writing sent to the address or facsimile number of the Liquidity Noteholder then appearing in the Register.

          (c)  (Non-Receipt): The Manager shall not be liable for the accidental omission to give to, or the non-receipt or late receipt by, the
               Liquidity Noteholder of a notice pursuant to this clause 9.

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10   RESTRICTION ON TRANSFER

     For the purposes of clause 8.1 of the Master Trust Deed the Liquidity
     Noteholder may not transfer any Liquidity Note without the prior written consent of the trustee for the time being of the Fund on whose behalf it holds Liquidity Notes, the Security Trustee and provided the Manager has received from each Designated Rating Agency a confirmation that there will be no adverse change to the rating of the Notes.

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11   RATING AGENCY REQUIREMENTS

     11.1 DESIGNATED RATING AGENCIES

          The Designated Rating Agencies for the Liquidity Notes are Moody's and
          S&P.

     11.2 DESIGNATED RATINGS

          The Liquidity Notes are not rated and have no Designated Rating.

     11.3 INVESTMENT OF FUND

          The Trustee and the Manager must comply with the SMHL Global Fund No.
          7 Bond Terms insofar as they relate to:

          (a)  the investment of the Assets of the Fund in Authorised
               Investments; and

          (b)  the exercise of their respective powers under the Master Trust
               Deed with respect to the setting of the rate of interest payable on or in respect of Loans secured by Mortgages comprised in the
               Assets of the Fund.

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                                                 SUPPLEMENTARY BOND TERMS NOTICE

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12   MISCELLANEOUS

     12.1 BANKING DAY

          Where any determination, date, payment, matter or thing falls under this Supplementary Bond Terms Notice on a day which is not a Banking
          Day, then such determination, date, payment, matter or thing shall be done or extended to the first Banking Day thereafter.

     12.2 PROVISIONS OF THE MASTER TRUST DEED TO APPLY OTHER THAN AS SET OUT
          HEREIN

          Other than as expressly set out herein, or inconsistent with this
          Supplementary Bond Terms Notice, but subject to clause 12.3, the provisions of the Master Trust Deed shall apply to all Notes and to all Noteholders.

     12.3 LIMITATION OF LIABILITY

          Without derogating from the generality of clause 12.2 nothing in this
          Supplementary Bond Terms Notice shall, nor shall it be construed as, limiting or in any way affecting the full operation of clause 26 of the Master Trust Deed.

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13   FINANCIAL DEFAULT

     For the purposes of the Securitisation Fund and all Transaction Documents
     relating to the Securitisation Fund, any failure by the Trustee to pay all or part of any Interest Amount on any Payment Date other than the Final
     Maturity Date does not constitute a Financial Default or an Event of
     Default for the purposes of the Security Trust Deed.

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14   ATTORNEY

          The attorney executing this notice states that he or she has no notice of, alteration to, or revocation or suspension of, the power of attorney appointing that attorney.

DATED:    [INSERT DATE] 2004

For and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the presence of:

-----------------------------------          -----------------------------------
Witness                                      Attorney

-----------------------------------          -----------------------------------
Name (please print)                          Name (please print)

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